                                                                     Exhibit 4.1

                   ===========================================

                        OAKWOOD MORTGAGE INVESTORS, INC.,

                       OAKWOOD ACCEPTANCE CORPORATION, LLC

                                       AND

                              JPMORGAN CHASE BANK,
                                     TRUSTEE

                                   ----------


                  SERIES 2002-B POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2002

                                   ----------


                        OAKWOOD MORTGAGE INVESTORS, INC.

                               SENIOR/SUBORDINATED

                    PASS-THROUGH CERTIFICATES, SERIES 2002-B

                   ===========================================

                                Table of Contents

                                                                                        Page

SECTION 1.  STANDARD TERMS ..........................................................      3

SECTION 2.  DEFINED TERMS ...........................................................      3

SECTION 3.  CERTIFICATES, SUBACCOUNTS AND SUBSIDIARY INTERESTS ......................     19

SECTION 4.  DENOMINATIONS ...........................................................     23

SECTION 5.  DISTRIBUTIONS ...........................................................     23

SECTION 6.  GUARANTEE ...............................................................     30

SECTION 7.  ESTABLISHMENT OF CERTIFICATEHOLDERS' INTEREST CARRYOVER ACCOUNT .........     31

SECTION 8.  SERVICING TRANSITION ACCOUNT ............................................     31

SECTION 9.  ALLOCATION OF WRITEDOWN AMOUNTS .........................................     32

SECTION 10. PRE-FUNDING ACCOUNT .....................................................     33

SECTION 11. CAPITALIZED INTEREST ACCOUNT ............................................     34

SECTION 12. REMITTANCE REPORTS ......................................................     35

SECTION 13. LIMITED RIGHT OF SERVICER TO RETAIN SERVICING FEES FROM COLLECTIONS .....     37

SECTION 14. DETERMINATION OF ONE-MONTH LIBOR ........................................     37

SECTION 15. REMIC ADMINISTRATION ....................................................     39

SECTION 16. OPTIONAL TERMINATION AND AUCTION CALL ...................................     40

SECTION 17. CONCERNING THE CONTRACT OF INSURANCE HOLDER .............................     40

SECTION 18. VOTING RIGHTS ...........................................................     43

SECTION 19. TRUSTEE CERTIFICATION ...................................................     43

SECTION 20. AMENDMENTS TO THE STANDARD TERMS ........................................     43

SECTION 21. GOVERNING LAW ...........................................................     47

SECTION 22. FORMS OF CERTIFICATES ...................................................     47

SECTION 23. COUNTERPARTS ............................................................     47

SECTION 24. ENTIRE AGREEMENT ........................................................     47

     THIS SERIES 2002-B POOLING AND SERVICING AGREEMENT, dated as of May 1, 2002, is made with respect to the formation of OMI Trust 2002-B (the "Trust") among OAKWOOD MORTGAGE INVESTORS, INC., a Nevada corporation ("OMI"), OAKWOOD ACCEPTANCE CORPORATION, LLC, a Delaware limited liability company ("OAC" and, in its capacity as servicer, the "Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (the "Trustee"), under this Agreement and the Standard Terms to Pooling and Servicing Agreement, September 2001 Edition (the "Standard Terms"), all the provisions of which are incorporated herein as modified hereby and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Pooling and Servicing Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Standard Terms.

                              PRELIMINARY STATEMENT

     The Board of Directors of OMI has duly authorized the formation of the Trust to issue a Series of Certificates with an aggregate initial principal amount of $235,271,000 without regard to the notional principal balance of the Class A-IO Certificates (defined below), to be known as the Senior/Subordinated Pass-Through Certificates, Series 2002-B (the "Certificates"). The Certificates consist of eleven Classes that in the aggregate evidence the entire beneficial ownership interest in the Trust.

     In accordance with Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust (except the Pre-Funding Account, the Capitalized Interest Account, the Certificateholders' Interest Carryover Account, the Servicing Transition Account, and the Certificate Account), as three real estate mortgage investment conduits (each, a "REMIC" and, individually, the "Pooling REMIC," the "Intermediate REMIC" and the "Issuing REMIC") for federal income tax purposes. The Pooling REMIC will consist of the Distribution Account and the Assets listed on the Asset Schedules attached as Schedule I and Schedule II hereto. The Intermediate REMIC will consist of the uncertificated Subsidiary Interests designated as provided herein. The Issuing REMIC will consist of the Subaccounts designated as provided herein. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

                                GRANTING CLAUSES

     To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Pooling and Servicing Agreement with respect to the Certificates and the performance of the covenants contained in this Pooling and Servicing Agreement, OMI hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust and as provided in this Pooling and Servicing Agreement, without recourse and for the exclusive benefit of the Holders of the Certificates, all of OMI's right, title and interest in and to, and any and all benefits accruing to OMI from the following to make distributions on the Certificates as specified herein (collectively referred to herein as the "Trust Estate"):

     (a) the Contracts listed in Schedule IA and Schedule IIA hereto and the Mortgage Loans (together with the Contracts, the "Assets") listed in Schedule IB and Schedule IIB hereto, (Schedule IA and Schedule IB shall be collectively referred to herein as "Schedule I", and Schedule IIA and Schedule IIB shall be collectively referred to herein as "Schedule II"), including the Subsequent Assets transferred to the trust from time to time, together with the related Asset Documents, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing, including, without limitation, all rights to receive all principal and interest payments due on the Assets after the applicable Cut-off Date, including such scheduled payments received by OMI or the respective sellers on or prior to the applicable Cut-off Date, and Principal Prepayments, Net Insurance Proceeds, Net Liquidation Proceeds, Repurchase Prices and other unscheduled collections received on the Assets on and after the applicable Cut-off Date;

     (b) the security interests in the Manufactured Homes, Mortgaged Properties and Real Properties granted by the Obligors pursuant to the related Assets;

     (c) all funds, other than investment earnings, relating to the Pre-Funding Account, to the assets on deposit in the Capitalized Interest Account, the Certificateholders' Interest Carryover Account, the Servicing Transition Account, the Certificate Account or the Distribution Account for the Certificates and all proceeds thereof, whether in the form of cash, instruments, securities or other properties;

     (d) any and all rights, privileges and benefits accruing to OMI under the Sales Agreement and the Servicer's Representations Agreement with respect to the Assets (provided that OMI shall retain its rights to indemnification from the Seller under such Sales Agreement and the Servicer's Representations Agreement, but also hereby conveys its rights to such indemnification to the Trustee as its assignee), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such Sales Agreement; and

     (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any Standard Hazard Insurance Policy or FHA Insurance, or any other insurance policy relating to any of the Assets, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing).

     The Trustee acknowledges the foregoing, accepts the trusts hereunder in accordance with the provisions hereof and the Standard Terms and agrees to perform the duties herein or therein required to the best of its ability to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

     Section 1. Standard Terms.
                --------------

     OMI, the Servicer and the Trustee acknowledge that the Standard Terms prescribe certain obligations of OMI, the Servicer and the Trustee with respect to the Certificates. OMI, the Servicer and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that, except to the extent inconsistent with the provisions of this Pooling and Servicing Agreement, the Standard Terms are and shall be a part of this Pooling and Servicing Agreement to the same extent as if set forth herein in full.

     Section 2. Defined Terms.
                -------------

     With respect to the Certificates and in addition to or in replacement for the definitions set forth in Section 1.01 of the Standard Terms, the following definitions shall be assigned to the defined terms set forth below:

     "Accelerated Principal Distribution Amount": With respect to any Distribution Date, the positive difference, if any, between the Target Overcollateralization Amount and the Current Overcollateralization Amount.

     "Accrual Date": The Accrual Date shall be (i) with respect to the Class A-1 Certificates, the Closing Date, and (ii) with respect to all other Classes of Certificates, May 1, 2002.

     "Adjusted Certificate Principal Balance": With respect to each Class of Subordinated Certificates on any date of determination, its Certificate Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Class on such Distribution Date and all prior Distribution Dates.

     "Adjusted Subaccount Principal Balance": With respect to each of the Corresponding Subaccounts relating to the Subordinated Certificates, on any date of determination, its Subaccount Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Subaccount on such Distribution Date and all prior Distribution Dates.

     "Adjusted Weighted Average Net Asset Rate": For any Distribution Date, a fraction expressed as a percentage, (a) the numerator of which is the sum of (i) the Weighted Average Net Asset Rate multiplied by the Subsidiary Interest Principal Balance of the Class S-1 Interest and (ii) the Weighted Average Net Asset Rate multiplied by the aggregate Subsidiary Interest Principal Balance of the Class S-2 Interests, less (iii) (A) 6.00% (six hundred basis points) multiplied by the sum of the Subsidiary Interest Principal Balance of the

     (1) Class S-2(1) Interest through and including the August 2002 Distribution Date,
     (2) Class S-2(2) Interest through and including the November 2002 Distribution Date,
     (3) Class S-2(3) Interest through and including the February 2003 Distribution Date,
     (4) Class S-2(4) Interest through and including the May 2003 Distribution Date,
     (5) Class S-2(5) Interest through and including the August 2003 Distribution Date,
     (6) Class S-2(6) Interest through and including the November 2003 Distribution Date, (7) Class S-2
     (7)  Interest through and including the February 2004 Distribution Date,
     (8) Class S-2(8) Interest through and including the May 2004 Distribution Date,

     (9) Class S-2(9) Interest through and including the August 2004 Distribution Date, (10) Class S-2
     (10) Interest through and including the November 2004 Distribution Date,
     (11) Class S-2(11) Interest through and including the February 2005 Distribution Date,
     (12) Class S-2(12) Interest through and including the May 2005 Distribution Date,
     (13) Class S-2(13) Interest through and including the August 2005 Distribution Date, (14) Class S-2
     (14) Interest through and including the November 2005 Distribution Date,
     (15) Class S-2(15) Interest through and including the February 2006 Distribution Date, (16) Class S-2
     (16) Interest through and including the May 2006 Distribution Date,
     (17) Class S-2(17) Interest through and including the August 2006 Distribution Date,
     (18) Class S-2(18) Interest through and including the November 2006 Distribution Date,
     (19) Class S-2(19) Interest through and including the February 2007 Distribution Date,
     (20) Class S-2(20) Interest through and including the May 2007 Distribution Date, (21) Class S-2
     (21) Interest through and including the August 2007 Distribution Date,
     (22) Class S-2(22) Interest through and including the November 2007 Distribution Date,
     (23) Class S-2(23) Interest through and including the February 2008 Distribution Date,
     (24) Class S-2(24) Interest through and including the May 2008 Distribution Date,
     (25) Class S-2(25) Interest through and including the August 2008 Distribution Date, (26) Class S-2
     (26) Interest through and including the November 2008 Distribution Date,
          (27) Class S-2
     (27) Interest through and including the February 2009 Distribution Date,
     (28) Class S-2(28) Interest through and including the May 2009 Distribution Date,
     (29) Class S-2(29) Interest through and including the August 2009 Distribution Date,
     (30) Class S-2(30) Interest through and including the November 2009 Distribution Date,
     (31) Class S-2(31) Interest through and including the February 2010 Distribution Date, and
     (32) Class S-2(32) Interest through and including the May 2010
          Distribution Date,

and (B) 0% after the May 2010 Distribution Date, and (b) the denominator of which is the sum of the Subsidiary Interest Principal Balances of the Class S-1 and Class S-2 Interests.

     "Average Sixty-Day Delinquency Ratio": With respect to any Distribution Date, the arithmetic average of the Sixty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Sixty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home, Real Property or Mortgaged Property has been repossessed or foreclosed upon but not yet disposed of, but exclusive of the Pooled Certificates) as to which a Monthly Payment thereon is delinquent 60 days or more as of the end of the related Prepayment Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date. For purposes of this definition only, the Pool Scheduled Principal Balance shall be calculated as of the close of the related Collection Period.

     "Book-Entry Certificates": The Class A, Class M and Class B Certificates.

     "Call Option Date": Any Distribution Date occurring on or after the Distribution Date on or after the later of (a) the Distribution Date on which, after taking into account distributions of principal to be made on such Distribution Date, the aggregate Certificate Principal Balance of the

Certificates is less than 10% of the sum of the initial aggregate
Certificate Principal Balance of the Certificates and (b) May 2010.

     "Capitalized Interest Amount": $373,000, as adjusted from time to time pursuant to Section 11 hereof.

     "Capitalized Interest Account": The account so designated and established pursuant to Section 11 hereof, which shall not be an asset of any of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC.

     "Capitalized Interest Account Distribution Date": Any or all, as appropriate, of the Distribution Dates occurring during the Pre-Funding Period and on the Distribution Date immediately following the Pre-Funding Period.

     "Capitalized Interest Account Withdrawal Amount": On each Capitalized Interest Account Distribution Date, the lesser of (i) the then remaining Capitalized Interest Amount, and (ii) the positive difference, if any, between
(x) the amount necessary to make all distributions required under Section 5(b)(i)-(v) herein, and (y) the Available Distribution Amount for such Distribution Date (calculated without reference to the Capitalized Interest Account Withdrawal Amount for purposes hereof).

     "Carryover Interest Distribution Amount": For each Distribution Date and with respect to each Class of Certificates, except the Class X Certificates and the Residual Certificates, all amounts that were distributable on the previous Distribution Date, but were not distributed, as (a) Interest Distribution Amounts and (b) unpaid Interest Distribution Amounts from previous Distribution Dates with interest thereon at the related Pass-Through Rate. For each Distribution Date and with respect to each Subaccount, all amounts that were allocable on the previous Distribution Date, but were not allocated, as (a) Priority Interest Distribution Amounts and (b) unpaid Priority Interest Distribution Amounts from previous Distribution Dates with interest thereon at the related Pass-Through Rate in effect for the Corresponding Certificates with respect to such Subaccount. With respect to each Class of Subsidiary Interests on each Distribution Date, all amounts that were allocable to such Subsidiary Interests as Interest Distribution Amounts on the previous Distribution Date but not previously distributed, together with interest accrued on any such amount at the Weighted Average Net Asset Rate.

     "Carryover Non-Priority Interest Distribution Amount": For any Subaccount, on any Distribution Date, all amounts that were distributable on such Subaccount as Non-Priority Interest Distribution Amounts on previous Distribution Dates that remain unpaid.

     "Carryover Writedown Interest Distribution Amount": With respect to each Distribution Date and each Class of Subordinated Certificates (other than the Class X and Class R Certificates) or Subaccounts, all amounts that were distributable, but were not distributed, as (a) Writedown Interest Distribution Amounts and (b) unpaid Writedown Interest Distribution Amounts from previous Distribution Dates with interest accrued thereon at the related Pass-Through Rate.

     "Certificateholders' Interest Carryover Account": The account maintained pursuant to Section 7 hereof, which shall not be an asset of any of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC.

     "Claims Administrator": The Servicer, or any successor thereof.

     "Class A Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, and Class A-IO Certificates.

     "Class A Percentage": With respect to each Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Certificate Principal Balance of the Class A Certificates (not including the Class A-IO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balances for all Classes of Certificates (other than the Class A-IO Certificates), as reduced by all Writedown Amounts, immediately prior to such Distribution Date.

     "Class A Principal Distribution Amount": For any Distribution Date, will equal (i) prior to the Cross-over Date, the entire Principal Distribution Amount, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met, the entire Principal Distribution Amount, or (iii) on any other Distribution Date, the Class A Percentage of the Principal Distribution Amount, subject to increase as described in the last sentence of the definition of "Class B-2 Principal Distribution Amount." For any Distribution Date, if the Class A Principal Distribution Amount exceeds the Class A Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such excess amount shall be allocated to the Class M-1 Principal Distribution Amount.

     "Class A Subaccounts": Any or all, as appropriate, of the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-IO Subaccounts.

     "Class A-IO Notional Principal Balance": For any Distribution Date, an amount equal to (a) through and including the Distribution Date in May 2010, the lesser of (i) the Class A-IO Scheduled Notional Principal Balance and (ii) the Pool Scheduled Principal Balance, and (b) thereafter, zero.

     "Class A-IO Scheduled Notional Principal Balance": For any Distribution Date, the Class A-IO Notional Principal Balance as reflected on the Class A-IO Scheduled Notional Principal Balance Schedule.

     "Class A-IO Scheduled Notional Principal Balance Schedule": Schedule IV annexed hereto.

     "Class B Certificates": The Class B-1 Certificates and Class B-2 Certificates.

     "Class B Subaccounts": Any or all, as appropriate, of the Class B-1 or Class B-2 Subaccounts.

     "Class B-1 Percentage": With respect to each Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Adjusted Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance for all Classes of Certificates (other than the Class A-IO Certificates), as reduced by all Writedown Amounts, immediately prior to such Distribution Date.

     "Class B-1 Principal Distribution Amount": For any Distribution Date will equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance each have been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class B-1 Percentage of the Principal Distribution Amount (subject to increase as described in sections (b) and (c) of the definition of "Class B-2 Principal Distribution Amount") and the Class B-2 Percentage of the Principal Distribution Amount (subject to decrease as described in sections (b) and (c) of the definition of "Class B-2 Principal Distribution Amount"). For any Distribution Date, if the Class B-1 Principal Distribution Amount exceeds the Class B-1 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such excess amount shall be allocated to the Class B-2 Principal Distribution Amount.

     "Class B-2 Certificateholders' Interest Carryover Amount": For the Class B-2 Certificates on any Distribution Date and to the extent of available Class X Strip Amounts and Class X Carryover Strip Amounts, the sum of (i) if on that Distribution Date the Pass-Through Rate for such Class of Certificates is based upon the Adjusted Weighted Average Net Asset Rate, the positive difference of
(A) the amount of interest on the sum of the Interest Computational Components that the Class B-2 Certificates would be entitled to receive on such Distribution Date had interest been calculated at a rate equal to 9.70% per annum, over (B) the amount of interest on the sum of the Interest Computational Components that the Class B-2 Certificates will receive on such Distribution Date at the Adjusted Weighted Average Net Asset Rate, plus (ii) the unpaid portion of any such excess from prior Distribution Dates (and interest thereon at the Pass-Through Rate for the Class B-2 Certificates, without giving effect to the cap of the Adjusted Weighted Average Net Asset Rate). No Class B-2 Certificateholders' Interest Carryover Amount shall be paid after the Class Principal Balance of the Class B-2 Certificates is reduced to zero.

     "Class B-2 Floor Amount": With respect to any Distribution Date, either (a) 1.00% of the Pool Scheduled Principal Balance as of the Cut-off Date, if the Class A-1 Certificate

Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero prior to such Distribution Date, and (b) zero, if the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have been reduced to zero prior to such Distribution Date.

     "Class B-2 Percentage": With respect to any Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the sum of the Class B-2 Adjusted Certificate Principal Balance and the Overcollateralization Amount, each immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance for all Classes of Certificates (other than the Class A-IO Certificates), as reduced by all Writedown Amounts, immediately prior to such Distribution Date.

     "Class B-2 Principal Distribution Amount":
      ----------------------------------------

     (a) For any Distribution Date will equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance each have been reduced to zero, the Principal Distribution Amount, (iv) on any Distribution Date as to which the Class B-1 Certificate Principal Balance has not been reduced to zero, zero, or (v) on any other Distribution Date, the Class B-2 Percentage of the Principal Distribution Amount. On any Distribution Date, the Class B-2 Principal Distribution Amount shall not exceed the Class B-2 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and such Distribution Date.

     (b) If the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero on or before a Distribution Date, then amounts otherwise allocable as Class B-2 Principal Distribution Amounts shall be allocated first to the Class B-1 Principal Distribution Amount, then to the Class M-2 Principal Distribution Amount, then to the Class M-1 Principal Distribution Amount, then to the Class A

Principal Distribution Amount, and finally to the Class B-2 Principal Distribution Amount, to the extent that allocation of such amounts to the Class B-2 Principal Distribution Amount would reduce the Class B-2 Certificate Principal Balance below the Class B-2 Floor Amount.

     (c) If the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero on or before a Distribution Date, then the amounts otherwise allocable to the Class B-2 Principal Distribution Amount shall be allocated first to the Class B-1 Principal Distribution Amount, next to the Class M-2 Principal Distribution Amount, next to the Class M-1 Principal Distribution Amount, next to the Class A Principal Distribution Amount, and finally to the Class B-2 Principal Distribution Amount, to the extent that allocation of these amounts to the Class B-2 Principal Distribution Amount would reduce the sum of the Class B-2 Certificate Principal Balance and the Current Overcollateralization Amount below the Total Floor Amount.

     "Class M Certificates": The Class M-1 and Class M-2 Certificates.

     "Class M Subaccounts": Any or all, as appropriate, of the Class M-1 or Class M-2 Subaccounts.

     "Class M-1 Percentage": With respect to any Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class M-1 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance for all Classes of Certificates (other than the Class A-IO Certificates), as reduced by all Writedown Amounts, immediately prior to such Distribution Date.

     "Class M-1 Principal Distribution Amount": For any Distribution Date will equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, and the Class A-4 Certificate Principal Balance have not been reduced to zero, and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, and the Class A-4 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance each have been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class M-1 Percentage of the Principal Distribution Amount, in any case subject to increase as described in sections
(b) and (c) of the definition of "Class B-2 Principal Distribution Amount." For any Distribution Date, if the Class M-1 Principal Distribution Amount exceeds the Class M-1 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class M-2 Principal Distribution Amount.

     "Class M-2 Percentage": With respect to any Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class M-2 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance for all Classes of Certificates (other than the Class A-IO Certificates), as reduced by all Writedown Amounts, immediately prior to such Distribution Date.

     "Class M-2 Principal Distribution Amount": For any Distribution Date will equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance and the Class M-1 Certificate Principal Balance each have been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class M-2 Percentage of the Principal Distribution Amount, in any case subject to increase as described in sections (b) and (c) of the definition of "Class B-2 Principal Distribution Amount." For any Distribution Date, if the Class M-2 Principal Distribution Amount exceeds the Class M-2 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class B-1 Principal Distribution Amount.

     "Class R Certificates": The Class R Certificates, which represent beneficial ownership of each of the Pooling REMIC Residual Interest, the Intermediate REMIC Residual Interest and the Issuing REMIC Residual Interest.

     "Class R-1 Certificates": Following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) hereof, the Class R-1 Certificates, which will represent the Issuing REMIC Residual Interest.

     "Class R-2 Certificates": Following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) hereof, the Class R-2 Certificates, which will represent the Intermediate REMIC Residual Interest.

     "Class R-3 Certificates": Following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) hereof, the Class R-3 Certificates, which will represent the Pooling REMIC Residual Interest.

     "Class S-1 Interest," "Class S-2(1) Interest," "Class S-2(2) Interest," "Class S-2(3) Interest," "Class S-2(4) Interest," "Class S-2(5) Interest," "Class S-2(6) Interest," "Class S-2(7)

     Interest," "Class S-2(8) Interest," "Class S-2(9) Interest," "Class S-2(10) Interest," "Class S-2(11) Interest," "Class S-2(12) Interest," "Class S-2(13) Interest," "Class S-2(14) Interest," "Class S-2(15) Interest," "Class S-2(16) Interest," "Class S-2(17) Interest," "Class S-2(18) Interest," "Class S-2(19) Interest," "Class S-2(20) Interest," "Class S-2(21) Interest," "Class S-2(22) Interest," "Class S-2(23) Interest," "Class S-2(24) Interest," "Class S-2(25) Interest," "Class S-2(26) Interest," "Class S-2(27) Interest," "Class S-2(28) Interest," "Class S-2(29) Interest," "Class S-2(30) Interest," "Class S-2(31) Interest" or "Class S-2(32) Interest": means, respectively, a regular interest in the Pooling REMIC which is held as an asset of the Intermediate REMIC, is entitled to monthly distributions as provided in Section 3 hereof, and has the Subsidiary Interest Principal Balance and bears interest at the Pass-Through Rate specified in Section 3 hereof.

     "Class S-2 Interest": Any of the Class S-2(1) Interest, Class S-2(2) Interest, Class S-2(3) Interest, Class S-2(4) Interest, Class S-2(5) Interest, Class S-2(6) Interest, Class S-2(7) Interest, Class S-2(8) Interest, Class S-2(9) Interest, Class S-2(10) Interest, Class S-2(11) Interest, Class S-2(12) Interest, Class S-2(13) Interest, Class S-2(14) Interest, Class S-2(15) Interest, Class S-2(16) Interest, Class S-2(17) Interest, Class S-2(18) Interest, Class S-2(19) Interest, Class S-2(20) Interest, Class S-2(21) Interest, Class S-2(22) Interest, Class S-2(23) Interest, Class S-2(24) Interest, Class S-2(25) Interest, Class S-2(26) Interest, Class S-2(27) Interest, Class S-2(28) Interest, Class S-2(29) Interest, Class S-2(30) Interest, Class S-2(31) Interest or Class S-2(32) Interest.

     "Class X Carryover Strip Amount": With respect to the Class X Certificates on each Distribution Date, all amounts that were distributable on such Class as Class X Strip Amounts on previous Distribution Dates that remain unpaid.

     "Class X Certificates": The Class X Certificates created pursuant to
Section 3 hereof.

     "Class X Strip Amount": With respect to any Distribution Date, 30 days' interest on the Subaccount Principal Balance of the Class A (other than the Class A-IO), Class M and Class B Subaccounts, at a rate equal to the positive difference, if any, between (i)(A) the Adjusted Weighted Average Net Asset Rate less (B) 1.00%, for as long as OAC is the Servicer, and 0% thereafter and (ii) the weighted average of the Pass-Through Rates on the Class A (other than the Class A-IO), Class M and Class B Subaccounts. Solely for the purposes of those calculations, the Pass-Through Rates on the Class A (other than the Class A-IO), Class M and Class B Subaccounts shall be the Pass-Through Rates on the respective Corresponding Certificates.

     "Closing Date": May 31, 2002.

     "Contract of Insurance Holder": JPMorgan Chase Bank, a New York banking corporation, or any successor appointed as herein provided. Notices to the Contract of Insurance Holder shall be sent to JPMorgan Chase Bank, 450 West 33rd Street, 14th floor New York, NY 10001, Attn: OMI Trust 2002-B, or its successor in interest.

     "Corporate Trust Office": The address set forth hereinbelow under "Trustee."

     "Corresponding Certificates": For any Subaccount, the Class of Certificates bearing the same letter and numerical designation as that borne by such Subaccount.

     "Corresponding Subaccount" For any Class of Certificates, the Subaccount bearing the same letter and numerical designation as that borne by such Class.

     "Cross-over Date": The later to occur of (a) the Distribution Date occurring in December 2006 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates and the Current Overcollateralization Amount, for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds 1.90 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the initial aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates and the Current Overcollateralization Amount as of May 1, 2002 and the denominator of which is the Pool Scheduled Principal Balance as of May 1, 2002.

     "Cumulative Realized Losses": With respect to any Distribution Date, the aggregate Realized Losses incurred on the Assets during the period from May 1, 2002 through the end of the related Prepayment Period.

     "Current Overcollateralization Amount": As of any Distribution Date, the positive difference, if any, between the Pool Scheduled Principal Balance and the Certificate Principal Balance of all then outstanding Classes of Certificates (other than the Class A-IO Certificates).

     "Current Realized Loss Ratio": With respect to any Distribution Date, the annualized percentage derived from the fraction, the numerator of which is the sum of the aggregate Realized Losses in respect of the Assets for the three preceding Prepayment Periods and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balances for such Distribution Date and the preceding two Distribution Dates.

     "Cut-off Date": With respect to the Initial Assets, May 1, 2002, and with respect to the Subsequent Assets, the date such subsequent assets are transferred to the Trust.

     "Daiwa Assets": The Assets identified on Schedule IIIB hereto.

     "Distribution Date": The first Business Day occurring on or after the 15th of each month, commencing in June 2002.

     "Excess Subaccount Principal Balance": With respect to each Subaccount, the excess, if any, of the Subaccount Principal Balance over the Certificate Principal Balance of the Corresponding Certificates.

     "ERISA Restricted Certificates": The Class B-2, Class X and Class R Certificates.

     "Floating Rate Determination Date": For any Interest Accrual Period for the Class A-1 Certificates other than the first Interest Accrual Period, the second London Banking Day prior to the commencement of such Interest Accrual Period, and for the first Interest Accrual Period, the Closing Date.

     "Guarantee": The guarantee by the Guarantor, dated as of May 1, 2002, for the benefit of the Class B-2 Certificateholders.

     "Guarantee Excess Amount": With respect to any Distribution Date, (a) the positive difference, if any, between (1) distributions to be made with respect to any Interest Distribution Amount, Carryover Interest Distribution Amount, Writedown Interest Distribution Amount, Carryover Writedown Interest Distribution Amount, and Class B-2 Certificateholders' Interest Carryover Amount pursuant to clauses (v), (xi) and (xii) of Section 5(b) hereof, and (2) an amount equal to interest accrued at a rate equal to 9.70% per annum for the related Interest Accrual Period on the Guaranteed Class B-2 Certificate Principal Balance, and (b) any Principal Distribution Shortfall Carryover Amount distributable pursuant to clause (xi) under Section 5(b) hereof.

     "Guarantee Payment Amount": With respect to any Distribution Date,

     (a) the positive difference, if any, between (1) an amount equal to interest accrued at a rate equal to 9.70% per annum for the related Interest Accrual Period on the Guaranteed Class B-2 Certificate Principal Balance, and
(2) distributions to be made with respect to any Interest Distribution Amount, Carryover Interest Distribution Amount, Writedown Interest Distribution Amount, Carryover Writedown Interest Distribution Amount and Class B-2 Certificateholders' Interest Carryover Amount pursuant to clauses (v), (xi) and
(xiii) of Section 5(b) hereof,

     (b) after giving effect to the allocation of the Available Distribution Amount, any due but unpaid principal amounts distributable pursuant to clause
(xi) under Section 5(b) hereof, and

     (c) if, after giving effect to the distributions of principal amounts pursuant to clause (xi) under Section 5(b) hereof, the Adjusted Certificate Principal Balance of the Class B-2 Certificates has been reduced to zero, an amount equal to the remaining Guaranteed Class B-2 Certificate Balance, if any.

     "Guaranteed Class B-2 Certificate Principal Balance": On any Distribution Date, the Initial Certificate Principal Balance of the Class B-2 Certificates as set out in Section 3 hereof, reduced by all prior distributions of principal to the Class B-2 Certificates.

     "Guarantor": Oakwood Homes Corporation, a North Carolina corporation.

     "Initial Assets": The Assets identified on Schedule I hereto.

     "Institutional Holder": An insurance company whose long-term debt is rated at least A- (or equivalent rating) by a Rating Agency, or an equivalent rating from any other nationally recognized statistical rating organization.

     "Interest Accrual Period": With respect to each Distribution Date (i) for the Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first Interest Accrual Period for the Class A-1 Certificates will be the period from the Closing Date through June 14, 2002) and
(ii) for the Class A-2, Class A-3, Class A-4, Class A-IO, Class M and Class B Certificates, the calendar month preceding the month in which the Distribution Date occurs.

Interest on the Class A-1 Certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period. Interest on the Class A-2, Class A-3, Class A-4, Class A-IO, Class M and Class B Certificates will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Interest Computational Components": For each Distribution Date and with respect to each Class of Certificates (i) the Certificate Principal Balance, if any, (ii) the unpaid Interest Distribution Amount and Carryover Interest Distribution Amount from the prior Distribution Date, if any, (iii) the Writedown Amount, if any, and (iv) the Carryover Writedown Interest Distribution Amount, if any.

     "Interest Deficiency Amount": With respect to the Class M Certificates or the Class B Certificates and any Distribution Date, the sum of any of the Interest Distribution Amount, Carryover Interest Distribution Amount, Writedown Interest Distribution Amount and Carryover Writedown Interest Distribution Amount for such Class that would remain unpaid after application of the Available Distribution Amount in accordance with Section 5 hereof.

     "Interest Deficiency Withdrawal": With respect to any Distribution Date and the:

     (i) Class M-1 Certificates, the least of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $474,268.80 (three months of interest coverage) and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class M-1 Certificates and (C) the amount remaining on deposit in the Certificate Account as of the fourth Business Day prior to that Distribution Date after excluding the Remittance Amount;

     (ii) Class M-2 Certificates, the least of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $370,345.00 (three months of interest coverage) and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class M-2 Certificates and (C) the amount remaining on deposit in the Certificate Account as of the fourth Business Day prior to that Distribution Date after excluding the Remittance Amount;

     (iii) Class B-1 Certificates, the least of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $251,302.50 (three months of interest coverage) and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class B-1 Certificates and (C) the amount remaining on deposit in the Certificate Account as of the fourth Business Day prior to that Distribution Date after excluding the Remittance Amount; and

     (iv) Class B-2 Certificates, the least of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $578,564.58 (five months of interest coverage) and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class B-2 Certificates and (C) the amount remaining on deposit in the Certificate Account as of the fourth Business Day prior to that Distribution Date after excluding the Remittance Amount.

     "Interest Distribution Amount": On each Distribution Date, an amount equal to interest accrued at the applicable Pass-Through Rate for the related Interest Accrual Period on (i) in the case of each Class of the Class A Certificates or the Class A Subaccounts, the Certificate Principal Balance or Class A-IO Notional Principal Balance, as applicable, of such Class or the Subaccount Principal Balance or Subaccount Notional Balance, as applicable, of such

Subaccount, respectively, immediately prior to that Distribution Date, (ii) in the case of the Subordinated Certificates or the Corresponding Subaccounts, on the Adjusted Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date, and (iii) in the case of the Subsidiary Interests, the related Subsidiary Interest Principal Balance immediately prior to that Distribution Date.

     "Intermediate REMIC": The Trust REMIC consisting of the Subsidiary
Interests.

     "Intermediate REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Intermediate REMIC.

     "Issuing REMIC": The Trust REMIC consisting of the Subaccounts.

     "Issuing REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Issuing REMIC.

     "London Banking Day": Any day on which commercial banks and foreign exchange markets settle payments in London and New York City.

     "Non-Priority Interest Distribution Amount": For any Subaccount, on any Distribution Date, an amount equal to the positive difference, if any, between
(i) the related Interest Distribution Amount for such Subaccount and (ii) the related Priority Interest Distribution Amount for such Subaccount.

     "Notional Principal Balance": The Notional Principal Balance of the Class X Certificates on any date shall equal the sum of all of the Subaccount Principal Balances on such date.

     "Overcollateralization Reduction Amount": With respect to each Distribution Date, the positive difference, if any, between the Current Overcollateralization Amount and the Target Overcollateralization Amount; provided, however, that if on any Distribution Date the Principal Distribution Tests are not satisfied, then the Overcollateralization Reduction Amount shall equal zero.

     "Pass-Through Rate": With respect to each Class of Certificates (except the Class X Certificates and the Residual Certificates) on any Distribution Date, the per annum rate for such Class set forth in the table in Section 3(a) hereof. With respect to any Subaccount on any Distribution Date, the per annum rate for such Subaccount set forth in the table in Section 3(b) hereof. With respect to any Subsidiary Interest on any Distribution Date, the per annum rate for such Subsidiary Interest set forth in the table in Section 3(c) hereof.

     "Pooling REMIC": The Trust REMIC consisting of the Assets and the Distribution Account.

     "Pooling REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Pooling REMIC.

     "Pre-Funded Amount": $58,817,750, as reduced from time to time.

     "Pre-Funding Account": The account so designated and established pursuant to Section 9 hereof, which shall not be an asset of any of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC.

     "Pre-Funding Period": The period beginning on the Closing Date and ending on the earlier of (i) August 14, 2002 or (ii) the date on which there is $100,000 or less (exclusive of investment earnings) remaining in the Pre-Funding Account.

     "Principal Distribution Shortfall Carryover Amount": With respect to each Distribution Date and each Class of Certificates, an amount equal to all Principal Distribution Amounts distributable on such Class from previous Distribution Dates that have not yet been distributed on such Class of Certificates. With respect to each Distribution Date and each Corresponding Subaccount, an amount equal to all Principal Distribution Amounts distributable on the Corresponding Certificates from previous Distribution Dates that have not yet been distributed on such Corresponding Certificates. With respect to each Distribution Date and each Class of Subsidiary Interests, an amount equal to all Principal Distribution Amounts distributable on such Class from previous Distribution Dates that have not yet been distributed on such Class of Subsidiary Interests.

     "Principal Distribution Tests": With respect to each Distribution Date: (a) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 7.0%; (b) the Cumulative Realized Losses as of such Distribution Date do not exceed an amount equal to the percentage set forth below of the initial aggregate Certificate Principal Balance of all the Certificates:

     Distribution Dates                           Percentage
     ------------------                           ----------

     December 2006 through May 2008                    8.50%

     June 2008 through May 2009                        9.75%

     June 2009 through November 2011                  12.75%

     December 2011 and after                          14.50%;

and (c) the Current Realized Loss Ratio as of such Distribution Date does not exceed 4.0%.

     "Priority Interest Distribution Amount": For any Subaccount, on any Distribution Date, an amount equal to the Interest Distribution Amount for the Corresponding Certificates.

     "Private Certificates": The Class B-2, Class X and Class R Certificates.

     "Qualified Bidders": Firms and institutions that are engaged in the business of buying and selling manufactured housing paper.

     "Rating Agency": Each of Standard & Poor's Ratings Services (55 Water Street, New York, New York 10041) and Moody's Investors Service, Inc. (99 Church Street, New York, New York 10007).

     "Reacquired Assets": The Assets identified on Schedule IIIA hereto.

     "Record Date": With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Regular Certificates": The Class A Certificates, Class M Certificates, Class B Certificates and Class X Certificates.

     "Residual Certificates": The Class R Certificates or, following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) hereof, the Class R-1 Certificates, Class R-2 Certificates and Class R-3 Certificates.

     "Seller": OMI Note Trust 2001-A, a Delaware business trust.

     "Servicer's Representations Agreement": The Servicer's Representations Agreement, dated as of May 1, 2002, by and between OMI and OAC.

     "Servicing Fee Rate": (a) As long as OAC is the Servicer, 1.00% per annum, or (b) if any other Person is the Servicer, 1.50% per annum, or such lesser amount as may be agreed to by such successor Servicer and the Trustee.

     "Servicing Transition Account": The account so designated and established pursuant to Section 8 hereof, which shall not be an asset of any of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC.

     "Subaccount": Each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Subaccounts described in
Section 3 hereof.

     "Subaccount Notional Balance": With respect to the Class A-IO Subaccount, on any date of determination, an amount equal to the Class A-IO Notional Principal Balance.

     "Subaccount Principal Balance": With respect to each Subaccount, on any date of determination, the amount identified as the "Initial Subaccount Principal Balance" of such Subaccount in Section 3 hereof, minus all amounts allocated to such Subaccount in reduction of its Subaccount Principal Balance pursuant to Sections 5(a) and 9 hereof.

     "Subordinated Certificates": The Class M-1, Class M-2, Class B-1, Class B-2, Class X and Residual Certificates.

     "Subsequent Assets": The Assets identified on Schedule II hereto, if any, as may be acquired from time to time following the Closing Date.

     "Subsequent Transfer Date": The date on which Subsequent Assets are transferred to the Trust pursuant to the Sales Agreement and Section 10 hereof.

     "Subsidiary Interest Principal Balance": For any Distribution Date and each Class of Subsidiary Interests, the amount identified as the Initial Subsidiary Interest Principal Balance of such Class in Section 3 hereof, less all amounts previously distributed to such Class pursuant to Section 5 hereof.

     "Subsidiary Interest Writedown Amount": With respect to each Distribution Date, the amount, if any, by which (i) the aggregate Subsidiary Interest Principal Balance of all the Subsidiary Interests after all distributions have been made on such Subsidiary Interests of such Distribution Date pursuant to Sections 5(g)(i) and 5(g)(ii) hereof exceeds (ii) the Pool Scheduled Principal Balance for the next Distribution Date.

     "Subsidiary Interests": Each of the Class S-1 and Class S-2 Interests described in Section 3 hereof.

     "Target Overcollateralization Amount": With respect to (i) any Distribution Date prior to the Cross-over Date, shall equal 8.50% of the Pool Scheduled Principal Balance as of May 1, 2002, and (ii) for any other Distribution Date, shall equal the lesser of (x) 8.50% of the Pool Scheduled Principal Balance as of May 1, 2002, and (y) 14.875% of the then current Pool Scheduled Principal Balance; provided, however, that in no event shall the Target Overcollateralization Amount be less than 1.00% of the Pool Scheduled Principal Balance as of May 1, 2002.

     "Total Floor Amount": With respect to any Distribution Date, either (a) 1.00% of the aggregate Pool Scheduled Principal Balance as of May 1, 2002, if
(x) the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero immediately prior to such Distribution Date, and (y) the sum of the Current Overcollateralization Amount and the Class B-2 Floor Amount is less than 1.00% of the Pool Scheduled Principal Balance as of May 1, 2002 or (b) zero, in any other case.

     "Trustee": JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as Trustee under this Pooling and Servicing Agreement, or any successor trustee appointed as herein provided. Notices to the Trustee shall be sent to 450 West 33rd Street, 14th Floor, New York, NY 10001/OMI Trust 2002-A (the "Corporate Trust Office"), or its successor in interest.

     "Trustee Fee": On each Distribution Date, the sum of (a) the product obtained by multiplying one-twelfth of the Trustee Fee Rate by the aggregate Pool Scheduled Principal Balance immediately prior to the preceding Collection Period (without giving effect to any Principal Prepayments, Net Liquidation Proceeds and Repurchase Prices received (or Realized Losses incurred) on the day preceding the beginning of such Collection Period), and (b) the reasonable out-of-pocket expenses of the Trustee, pursuant to Section 8.05 of the Standard Terms.

     "Trustee Fee Rate": 0.050% per annum.

     "Trust REMIC": Each of the Pooling REMIC, the Intermediate REMIC and the Issuing REMIC.

     "Underwriters": Credit Suisse First Boston Corporation (whose address is 11 Madison Avenue, New York, New York 10010) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (whose address is 250 Vesey Street, World Financial Center, North Tower, New York, New York 10281).

     "Voting Rights": With respect to each Class of Certificates, the voting rights set forth in Section 18.

     "Weighted Average Net Asset Rate": With respect to any Distribution Date, the weighted average of the Asset Rates applicable to the Monthly Payments that were due during the related Collection Period on Assets that were Outstanding at the beginning of the related Prepayment Period, less the sum of the Servicing Fee Rate (if OAC is no longer the Servicer) and the Trustee Fee Rate.

     "Writedown Amount": With respect to each Distribution Date, the amount, if any, by which (i) the aggregate Certificate Principal Balance of all the Certificates, after all distributions have been made on the Certificates on such Distribution Date pursuant to Section 5(b) hereof, exceeds (ii) the Pool Scheduled Principal Balance for the next Distribution Date.

     "Writedown Interest Distribution Amount": With respect to each Distribution Date and each Class of Subordinated Certificates, interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on any related Writedown Amount. With respect to each Distribution Date and each Corresponding Subaccount, interest accrued during the related Interest Accrual Period on any related Writedown Amount at the Pass-Through Rate applicable to the Corresponding Certificates.

     Section 3.  Certificates, Subaccounts and Subsidiary Interests.

     (a) The aggregate initial principal amount of Certificates that may be executed and delivered under this Pooling and Servicing Agreement is limited to $235,271,000, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.07 of the Standard Terms. The Certificates shall be issued in eleven Classes having the designations, initial Certificate Principal Balances, Pass-Through Rates and Final Scheduled Distribution Dates set forth or described below:

                 Initial Certificate     Pass Through        Final Scheduled
  Designation     Principal Balance          Rate         Distribution Dates(12)
  -----------     -----------------          ----         ------------------
     A-1             $62,300,000              (1)            May 2013
     A-2             $50,200,000              (2)            September 2019
     A-3             $22,500,000              (3)            March 2025
     A-4             $31,806,000              (4)            June 2032
     A-IO                 (5)                 (5)            May 2010
     M-1             $24,896,000              (6)            June 2032
     M-2             $17,428,000              (7)            June 2032
     B-1             $11,826,000              (8)            November 2025

     B-2             $14,315,000              (9)            June 2032
     X                   (10)                 (10)           June 2032
     R                   (11)                 (11)           June 2032

          (1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of (i) One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus 0.23% and (ii) the Adjusted Weighted Average Net Asset Rate. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be 2.07% per annum, and the initial Interest Accrual Period for the Class A-1 Certificates will commence on the Closing Date and end on June 14, 2002.

          (2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 5.19% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.06% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.09% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (5) The Class A-IO Certificates are interest only certificates that have no principal balance but are entitled to distributions of interest at a Pass-Through Rate for any Distribution Date equal to 6.00% per annum on the Class A-IO Notional Principal Balance.

          (6) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.62% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (7) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.50% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (8) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.50% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (9) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.70% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

          (10) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate. The Class X Certificates will represent the right to receive, on each Distribution Date, the applicable Class X Strip Amount and any Class X Carryover Strip Amount.

          (11) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate, and shall represent the residual interest in each of the Pooling REMIC, the Intermediate REMIC and the Issuing REMIC. Following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with
Section 15(b) hereof, the Class R-1, Class R-2 and Class R-3 Certificates shall have no Certificate Principal Balances and no Pass-Through Rates and shall represent the residual interest in the Issuing REMIC, the Intermediate REMIC and the Pooling REMIC, respectively.

          (12) For purposes of Treasury Regulation (S)1.860G-1(a)(4), the latest possible maturity date of each Class of Certificates shall be the Final Scheduled Distribution Date.

     (b) The Subaccounts are being issued in nine classes and are hereby designated as constituting the "regular interests" in the Intermediate REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Subaccounts are irrevocably established as of the Closing Date:

                                                     Initial Subaccount        Final Scheduled
  Subaccount            Pass-Through Rate            Principal Balance        Distribution Date
--------------   -------------------------------   ----------------------   ---------------------
Class A-1        Adjusted Weighted Average Net           $62,300,000               May 2013
                 Asset Rate
Class A-2        Adjusted Weighted Average Net            50,200,000            September 2019
                 Asset Rate

Class A-3             Adjusted Weighted Average Net               22,500,000                    March 2025
                      Asset Rate

Class A-4             Adjusted Weighted Average Net               31,806,000                     June 2032
                      Asset Rate

Class A-IO            6.00% per annum through and                     (1)                         May 2010
                      including the Distribution
                      Date in May 2010 and 0%
                      thereafter

Class M-1             Adjusted Weighted Average Net               24,896,000                     June 2032
                      Asset Rate

Class M-2             Adjusted Weighted Average Net               17,428,000                     June 2032
                      Asset Rate

Class B-1             Adjusted Weighted Average Net               11,826,000                 November 2025
                      Asset Rate

Class B-2             Adjusted Weighted Average Net               14,315,000                     June 2032
                      Asset Rate

         (1) The Class A-IO Subaccount has no Subaccount Principal Balance and is entitled only to distributions of interest at a Pass-Through Rate for any Distribution Date equal to 6.00% per annum on the Subaccount Notional Balance.

     For purposes of Treasury Regulation (S) 1.860G-1(a)(4), the latest possible maturity date of each Class of Subaccounts shall be the Final Scheduled Distribution Date.

     (c) The Subsidiary Interests are being issued in 33 classes and are hereby designated as constituting the "regular interests" in the Pooling REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Subsidiary Interests are irrevocably established as of the Closing Date:

    Subsidiary                                       Initial Subsidiary Interest           Final Scheduled
     Interest            Pass-Through Rate                Principal Balance               Distribution Date
------------------- ----------------------------- ----------------------------------- ---------------------------
Class S-1           Weighted Average Net Asset             $174,471,000                       June 2032
                    Rate

Class S-2(1)        Weighted Average Net Asset                1,500,000
                    Rate                                                                      June 2032

Class S-2(2)        Weighted Average Net Asset                1,700,000
                    Rate                                                                      June 2032

Class S-2(3)        Weighted Average Net Asset                1,700,000
                    Rate                                                                      June 2032

Class S-2(4)        Weighted Average Net Asset                1,700,000
                    Rate                                                                      June 2032

Class S-2(5)        Weighted Average Net Asset                1,700,000
                    Rate                                                                      June 2032

Class S-2(6)        Weighted Average Net Asset                1,800,000
                    Rate                                                                      June 2032


Class S-2(7)        Weighted Average Net Asset                1,800,000
                    Rate                                                                      June 2032

    Subsidiary                                       Initial Subsidiary Interest           Final Scheduled
     Interest            Pass-Through Rate                Principal Balance               Distribution Date
------------------- ----------------------------- ----------------------------------- ---------------------------
Class S-2(7)        Weighted Average Net Asset                1,800,000                      June 2032
                    Rate

Class S-2(8)        Weighted Average Net Asset                1,800,000                      June 2032
                    Rate

Class S-2(9)        Weighted Average Net Asset                1,700,000                      June 2032
                    Rate

Class S-2(10)       Weighted Average Net Asset                1,700,000                      June 2032
                    Rate

Class S-2(11)       Weighted Average Net Asset                1,600,000                      June 2032
                    Rate

Class S-2(12)       Weighted Average Net Asset                1,500,000                      June 2032
                    Rate

Class S-2(13)       Weighted Average Net Asset                1,600,000                      June 2032
                    Rate

Class S-2(14)       Weighted Average Net Asset                1,400,000                      June 2032
                    Rate

Class S-2(15)       Weighted Average Net Asset                1,400,000                      June 2032
                    Rate

Class S-2(16)       Weighted Average Net Asset                1,400,000                      June 2032
                    Rate

Class S-2(17)       Weighted Average Net Asset                1,300,000                      June 2032
                    Rate

Class S-2(18)       Weighted Average Net Asset                1,300,000                      June 2032
                    Rate

Class S-2(19)       Weighted Average Net Asset                1,200,000                      June 2032
                    Rate

Class S-2(20)       Weighted Average Net Asset                1,300,000                      June 2032
                    Rate

Class S-2(21)       Weighted Average Net Asset                1,100,000                      June 2032
                    Rate

Class S-2(22)       Weighted Average Net Asset                1,100,000                      June 2032
                    Rate

Class S-2(23)       Weighted Average Net Asset                  900,000                      June 2032
                    Rate

Class S-2(24)       Weighted Average Net Asset                1,000,000                      June 2032
                    Rate

Class S-2(25)       Weighted Average Net Asset                  900,000                      June 2032
                    Rate

Class S-2(26)       Weighted Average Net Asset                  900,000                      June 2032
                    Rate

Class S-2(27)       Weighted Average Net Asset                  800,000                      June 2032
                    Rate

    Subsidiary                                       Initial Subsidiary Interest           Final Scheduled
     Interest            Pass-Through Rate                Principal Balance               Distribution Date
------------------- ----------------------------- ----------------------------------- ---------------------------
Class S-2(28)       Weighted Average Net Asset                   900,000                      June 2032
                    Rate

Class S-2(29)       Weighted Average Net Asset                   800,000                      June 2032
                    Rate

Class S-2(30)       Weighted Average Net Asset                   700,000                      June 2032
                    Rate

Class S-2(31)       Weighted Average Net Asset                   800,000                      June 2032
                    Rate

Class S-2(32)       Weighted Average Net Asset                19,800,000                      June 2032
                    Rate

     For purposes of Treasury Regulation (S) 1.860G-1(a)(4), the latest possible maturity date of each Class of Subsidiary Interests shall be the Final Scheduled Distribution Date.

     Section 4.  Denominations.
                 -------------

     The Book-Entry Certificates will be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates will be held by the Beneficial Owners through the book-entry facilities of the Clearing Agency, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

     The Class X Certificates and the Residual Certificates will be issued in certificated, fully registered form. The Class X Certificates and the Residual Certificates will be issued in minimum Percentage Interests equal to 10%.

     Section 5.  Distributions.
                 -------------

     (a) On each Distribution Date, after allocation of the Available Distribution Amount to the Subsidiary Interests in accordance with Section 5(g) hereof and, where applicable, to OAC, to the extent of the amount thereof remaining after application pursuant to clauses (1) through (5) of Section 4.03 of the Standard Terms, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subsidiary Interests and shall allocate such amounts to the various Subaccounts, in the following manner and in the following order of priority as directed in writing by the Servicer:

           (i) First, to each Class A Subaccount, (A) first, its Priority Interest Distribution Amount for such Distribution Date, in each case with the Available Distribution Amount being allocated among the Class A Subaccounts pro rata based on their respective Priority Interest Distribution Amounts, and (B) second, the related Carryover Interest Distribution Amount for such Distribution Date, if any, plus interest on such Carryover Interest Distribution Amount, in each case with the Available Distribution Amount being allocated among the Class A Subaccounts pro rata based on their respective Carryover Interest Distribution Amounts, each at the related Pass-Through Rate;

           (ii) Second, to the Class M-1 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

           (iii) Third, to the Class M-2 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

           (iv) Fourth, to the Class B-1 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

           (v) Fifth, to the Class B-2 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

           (vi) Sixth, concurrently, to each Class A Subaccount (other than the Class A-IO Subaccount), the related Principal Distribution Shortfall Carryover Amount for the Class A Subaccounts, if any, for such Distribution Date, allocated among the Class A Subaccounts pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

           (vii) Seventh, sequentially to the Class A-1 Subaccount, the Class A-2 Subaccount, the Class A-3 Subaccount, and the Class A-4 Subaccount, the Class A Principal Distribution Amount, allocated in the foregoing sequential order, in reduction of their respective Subaccount Principal Balances; in each case, until the Certificate Principal Balance of the Corresponding Class has been reduced to zero;

           (viii) Eighth, to the Class M-1 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-1 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class M-1 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class M-1 Certificate Principal Balance is reduced to zero;

           (ix) Ninth, to the Class M-2 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-2 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class M-2 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class M-2 Certificate Principal Balance is reduced to zero;

           (x) Tenth, to the Class B-1 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-1 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class B-1 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class B-1 Certificate Principal Balance is reduced to zero;

           (xi) Eleventh, to the Class B-2 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-2 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class B-2 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class B-2 Certificate Principal Balance is reduced to zero;

           (xii) Twelfth, to each Subaccount, (A) first, its Carryover Non-Priority Interest Distribution Amount for such Distribution Date, (B) second, its Non-Priority Interest Distribution Amount for such Distribution Date, and (C) its remaining Subaccount Principal Balance in each case with the Available Distribution Amount being allocated among the Subaccounts pro rata based upon the total Excess Subaccount Principal Balance remaining to be paid with respect to each Subaccount; and

           (xiii) Finally, any remainder to the Holders of the Intermediate REMIC Residual Interest.

     (b) On each Distribution Date, after all Subaccount allocations have been made as described in Section 5(a) above and Section 9 below, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subaccounts, and shall distribute such amounts in the following manner and in the following order of priority:

           (i) First to each Class of Class A Certificates, (A) first, its Interest Distribution Amount for such Distribution Date, in each case with the Available Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts, and (B) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date, plus interest on such Carryover Interest Distribution Amount, in each case with the Available Distribution Amount being allocated among the Classes of Class A Certificates pro rata based on their respective Carryover Interest Distribution Amounts, each at the related Pass-Through Rate;

          (ii) Second, to the Class M-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

          (iii) Third, to the Class M-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

          (iv) Fourth, to the Class B-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

          (v) Fifth, to the Class B-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date plus interest on such Carryover Interest Distribution Amount, each at the related Pass-Through Rate;

          (vi) Sixth, concurrently, to each Class of the Class A Certificates (other than the Class A-IO Certificates), the related Principal Distribution Shortfall Carryover Amount for the Class A Certificates, if any, for such Distribution Date, allocated among the Class A Certificates (other than the Class A-IO Certificates) pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

          (vii) Seventh, sequentially to the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, the Class A Principal Distribution Amount, allocated in the foregoing sequential order, in reduction of their respective Certificate Principal Balances, in each case, until it has been reduced to zero;

          (viii) Eighth, to the Class M-1 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-1 Certificates, if any, for such Distribution Date, and (D) fourth, the Class M-1 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (ix) Ninth, to the Class M-2 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-2 Certificates, if any, for such Distribution Date, and (D) fourth, the

     Class M-2 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (x) Tenth, to the Class B-1 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-1 Certificates, if any, for such Distribution Date, and (D) fourth, the Class B-1 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xi) Eleventh, to the Class B-2 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date plus interest on such Carryover Writedown Interest Distribution Amount at the related Pass-Through Rate, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-2 Certificates, if any, for such Distribution Date, and (D) fourth, the Class B-2 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xii) Twelfth, if OAC is the Servicer, to the Servicer in the following Order: first, the entire Servicing Fee with respect to the related Collection Period, and thereafter all Servicing Fees from previous Distribution Dates remaining unpaid;

          (xiii) Thirteenth, sequentially, (A) first, for deposit in the Certificateholders' Interest Carryover Account, the Class X Strip Amounts in an amount equal to the Class B-2 Certificateholders' Interest Carryover Amount in respect of the Class B-2 Certificates, if any, for such Distribution Date, and (B) second, to the Class B-2 Certificates, the Class B-2 Certificateholders' Interest Carryover Amount in respect of the Class B-2 Certificates, if any, for such Distribution Date;

          (xiv) Fourteenth, sequentially (A) to each Class of Class A Certificates (other than the Class A-IO Certificates) in the manner provided in Subparagraph (vii) above, (B) to the Class M-1 Certificates,
     (C) to the Class M-2 Certificates, (D) to the Class B-1 Certificates and
     (E) to the Class B-2 Certificates, in that order, the Accelerated Principal Distribution Amount for such Distribution Date, in reduction of the Certificate Principal Balance of each Class until it has been reduced to zero;

          (xv) Fifteenth, to the Class X Certificates (less amounts deposited in the Certificateholders' Interest Carryover Account on such Distribution
     Date), in the following sequential order:

                 (A) the current Class X Strip Amount; and

                 (B) any Class X Carryover Strip Amount;

          (xvi) Sixteenth, to the Class X Certificates, any amounts remaining in the Certificateholders' Interest Carryover Account after all payments made pursuant to Section 5(b)(xii) above; and

          (xvii) Finally, any remainder to the Holders of the Issuing REMIC Residual Interest.

     (c) On each Distribution Date for which the applicable Remittance Report indicates that one or more Interest Deficiency Withdrawals is required, after making the withdrawals and applications described in Section 5(a) and (b) above, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account and allocate the Interest Deficiency Withdrawal, based upon the information set forth in the related Remittance Report, in the following manner and in the following order of priority:

          (i) to the Class M-1 Subaccount, the Interest Deficiency Withdrawal for such Class, if any;

          (ii) to the Class M-2 Subaccount, the Interest Deficiency Withdrawal for such Class, if any;

          (iii) to the Class B-1 Subaccount, the Interest Deficiency Withdrawal for such Class, if any;

          (iv) to the Class B-2 Subaccount, the Interest Deficiency Withdrawal for such Class, if any; and

          (v) Finally, any remainder to Holders of the Intermediate REMIC Residual Interest.

     (d) On each Distribution Date, after all Subaccount allocations have been made as described in Section 5(c) above, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subaccounts pursuant to Section 5(c) above, and shall distribute such amounts in the following manner and in the following order of priority all in accordance with the related Remittance Report:

          (i) to the Class M-1 Certificates, the Interest Deficiency Withdrawal for such Class, if any;

          (ii) to the Class M-2 Certificates, the Interest Deficiency Withdrawal for such Class, if any;

          (iii) to the Class B-1 Certificates, the Interest Deficiency Withdrawal for such Class, if any;

          (iv) to the Class B-2 Certificates, the Interest Deficiency Withdrawal for such Class, if any; and

          (v) Finally, any remainder to the holders of the Issuing REMIC Residual Interest.

     (e) All distributions or allocations made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. So long as the Book-Entry Certificates are registered in the name of a Clearing Agency or its nominee, the Trustee shall make all distributions or allocations on such Certificates by wire transfers of immediately available funds to the Clearing Agency or its nominee. In the case of Certificates issued in fully-registered, certificated form, payment shall be made either (i) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (ii) by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Holder is (A) with respect to any Class A, Class M or Class B Certificates issued after the Closing Date in certificated, fully-registered form, the registered owner of Class A, Class M or Class B Certificates with an aggregate initial Certificate Principal Balance (or with respect to the Class A-IO Certificates, a notional principal balance) of at least $1,000,000, and (B) with respect to the Residual Certificates or Class X Certificates, the registered owner of the Residual Certificates or Class X Certificates evidencing an aggregate Percentage Interest of at least 50%. The Trustee may charge any Holder its standard wire transfer fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Trustee set forth in the notice of such final distribution sent by the Trustee to all Certificateholders pursuant to Section 9.01 of the Standard Terms. All sums distributed on the Certificates shall be payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     (f) (i)     Any amounts remaining in the Distribution Account on any
Distribution Date after all allocations and distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Pooling REMIC after payment in full of all of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Pooling REMIC Residual Interest.

          (ii) Any amounts remaining in the Subsidiary Interests on any Distribution Date after all allocations and distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Intermediate REMIC after payment in full of all of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Intermediate REMIC Residual Interest.

          (iii) Any amounts remaining in the Subaccounts on any Distribution Date after all distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Issuing REMIC after payment in full of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Issuing REMIC Residual Interest.

     (g) On each Distribution Date, the Subsidiary Interests shall receive distributions, to the extent of the Available Distribution Amount, in the following order of priority:

          (i) first, each of the Class S-1 and Class S-2 Interests shall receive pro rata, based on their respective entitlements, (i) their Interest Distribution Amounts, plus (ii) any Carryover Interest Distribution Amount with respect to such Class;

          (ii) second, distributions of principal (including any Principal Distribution Shortfall Carryover Amounts) shall be made to the Class S-1 and Class S-2 Interests sequentially, first to the Class S-1 Interest until the Subsidiary Interest Principal Balance of such Class has been reduced to zero, and second to the Class S-2 Interests, sequentially in numeric order, until the Subsidiary Interest Principal Balance of each such Class has been reduced to zero, provided, that for purposes of this Section 5(g)(ii), any Subsidiary Interest Writedown Amounts shall be treated as distributions of principal, and shall reduce the Subsidiary Interest Principal Balance of the Class S-1 Interest until its Subsidiary Interest Principal Balance has been reduced to zero, and then shall reduce the Subsidiary Interest Principal Balances of the Class S-2 Interests, in numeric order, until the Subsidiary Interest Principal Balances thereof have been reduced to zero; and

          (iii) third, any amounts remaining to the Holders of the Pooling REMIC Residual Interest.

     Section 6.  Guarantee.
                 ---------

     (a) On any Distribution Date, the Guarantor is hereby obligated to pay the Guarantee Payment Amount, if any, for the benefit of the holders of the Class B-2 Certificates.

     (b) No later than 1:00 p.m. New York City time on each Remittance Date, after taking into account the amounts allocated to the various Subaccounts in accordance with Section 5(a) hereof, the Trustee shall, in accordance with the related Remittance Report and in accordance with the terms of the Guarantee, notify the Guarantor of any Guarantee Payment Amount payable under the Guarantee on the related Distribution Date. In addition, the Servicer shall notify the Guarantor as soon as practical (but no later than the related Remittance Date) after determining that a Guarantee Payment Amount shall be payable under the Guarantee on the related Distribution Date. Upon receipt of notice as described above, the Guarantor shall be required to deliver the Guarantee Payment Amount, if any, on or prior to 10:00 a.m. on the Distribution Date for the related Distribution Date. Such Guarantee Payment Amount received by the Trustee shall be paid to the Holders of the Class B-2 Certificates on such Distribution Date (or such later date, if such amounts are received subsequent to such Distribution Date). In no event shall the Guarantee Payment Amount be distributed on any Class of Certificates other than the Class B-2 Certificates and any such amounts received by the Trustee which are not distributable to the Class B-2 Certificates shall be returned by the Trustee to the Guarantor. Any Guarantee Payment Amounts made by the Guarantor to the Trustee shall be made in cash and shall be considered to be payments made outside of the Issuing REMIC, the Intermediate REMIC and the Pooling REMIC and shall be considered to be made directly to the holders of the Class B-2 Certificates and not payments made to the Issuing REMIC in the nature of a guarantee within the meaning of I.R.C. (S) 860G(d)(2)(B).

     (c) On each Distribution Date, the Guarantor is entitled to receive any Guarantee Excess Amount. At such time as the Guaranteed Class B-2 Certificate Principal Balance has been reduced to zero, the Guarantor will be entitled to receive any subsequent distributions with respect to the Class B-2 Certificates as set forth in Section 5 hereof (which amounts will constitute Guarantee Excess Amount) from the Class B-2 Certificateholders, and such payment shall be considered to be made outside the Issuing REMIC, the Intermediate REMIC and the Pooling REMIC. The Class B-2 Certificateholders shall be deemed to authorize the Trustee to make any and all such payments to the Guarantor on their behalf. All Guarantee Excess Amounts will be deemed to be reimbursements for prior Guarantee Payment Amounts.

     Section 7. Establishment of Certificateholders' Interest Carryover Account.
                ---------------------------------------------------------------

     No later than the Closing Date, the Trustee will establish and maintain the Certificateholders' Interest Carryover Account as a non-interest bearing trust account. The Certificateholders' Interest Carryover Account shall be an Eligible Account. The Certificateholders' Interest Carryover Account will not be an asset of any of the Pooling REMIC, the Intermediate REMIC, or the Issuing REMIC. For federal income tax purposes, the holders of the Class X Certificates will be treated as the owners of the Certificateholders' Interest Carryover Account and the Trustee and the holders of the Class X Certificates shall treat amounts distributed by the Issuing REMIC to the Certificateholders' Interest Carryover Account as having been distributed with respect to the Class X Certificates and as reducing the Class X Strip Amount or the Class X Carryover Strip Amount, as applicable. Distributions to the holders of the Class X Certificates out of the Certificateholders' Interest Carryover Account shall not be considered to be distributions from any of the Pooling REMIC, the Intermediate REMIC, or the Issuing REMIC. The parties hereto intend and agree to treat the Certificateholders' Interest Carryover Account as an arrangement described in Treasury Regulations Section 1.61-13(b); provided, that if the Internal Revenue Service does not permit such treatment, the parties hereto intend and agree that, solely for federal and, to the extent applicable, state and local tax purposes, (i) if the Class X Certificates are held by a single Holder, that the assets and liabilities of the Certificateholders' Interest Carryover Account be treated solely for federal income tax purposes as assets and liabilities of the Class X Certificateholder pursuant to Treasury Regulations Section 301.7701-3(b)(ii), and (ii) if the Class X Certificates are held by more than one Holder, the Certificateholders' Interest Carryover Account be treated solely for federal income tax purposes as a partnership pursuant to Treasury Regulations Section 301.7701-3(b)(ii), in which event each Class X Certificateholder, including all successors to the original Class X Certificateholder, irrevocably elects under Section 761 of the Code to exclude the Certificateholders' Interest Carryover Account from the application of Subchapter K of the Code. The Trustee shall separately report to any Class X Certificateholders amounts deposited into and paid to Class X Certificateholders from the Certificateholders' Interest Carryover Account. Amounts on deposit in the Certificateholders' Interest Carryover Account shall not be reinvested.

     Section 8. Servicing Transition Account.
                ----------------------------

     (a) The Trustee shall establish and maintain at the Corporate Trust Office a separate trust account titled "JPMorgan Chase Bank, as Trustee of OMI Trust 2002-B, Servicing Transition Account" (the "Servicing Transition Account").

     (b) On the Closing Date, the Servicer shall deposit $175,000 into the Servicing Transition Account.

     (c) The Trustee shall release amounts on deposit in the Servicing Transition Account to the successor Servicer of OAC or to the Trustee, if any, from time to time upon the receipt of written certification of such successor Servicer that OAC has not reimbursed to such successor Servicer costs and expenses incurred by such successor Servicer pursuant to Section 7.02 of the Standard Terms or, with respect to the Trustee, to reimburse the Trustee for its costs and expenses (including, without limitation, the fees and expenses of its counsel and agents) incurred in connection with such servicing transition. Each such certification shall list such reimbursable expenses in reasonable detail.

     (d) On the earlier of (i) the date that this Agreement is terminated and
(ii) the date the long-term senior debt rating of OHC is rated at least "Baa3" by Moody's and "BBB-" by Standard & Poor's, the Trustee shall withdraw (or direct the holder of the applicable account to withdraw) all amounts on deposit in the Servicing Transition Account and pay such amounts to OAC and at such time the Servicing Transition Account shall be closed.

     (e) The Servicing Transition Account shall be part of the Trust, but not part of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC. The Trustee, on behalf of the Trust, shall be the legal owner of the Servicing Transition Account. The Servicing Transition Account shall be an "outside reserve fund" within the meaning of Treasury regulation ss. 1.860G-2(h) and shall be treated as beneficially owned for federal income tax purposes by OAC.

     Section 9. Allocation of Writedown Amounts.
                -------------------------------

     On each Distribution Date, after all required distributions have been made on the Certificates pursuant to Section 5 above, the Writedown Amount, if any, shall be allocated on such Distribution Date in the following manner and in the following order of priority:

     (a) First, to the Class B-2 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

     (b) Second, to the Class B-1 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

     (c) Third, to the Class M-2 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero; and

     (d) Finally, to the Class M-1 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

     (e) Writedown Amounts allocated to the Class B-2, Class B-1, Class M-2 and Class M-1 Subaccounts pursuant to this Section 9 shall be allocated to the Class B-2, Class B-1, Class

M-2 and Class M-1 Certificates, respectively, until the Adjusted Certificate Principal Balance of each such Class has been reduced to zero.

     Section 10.  Pre-Funding Account.
                  -------------------

     (a) On or before the Closing Date, the Trustee shall establish a pre-funding account (the "Pre-Funding Account"), which must be an Eligible Account. The Pre-Funding Account is to be held by and for the benefit of the Trustee on behalf of the Certificateholders, and shall be either in the Trustee's name or designated in a manner that reflects the custodial nature of the account and that all funds (excluding investment earnings thereon) in such account are held for the benefit of the Trustee.

     (b) On or before the Closing Date, OMI shall deposit $58,817,750 in the Pre-Funding Account. Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Trustee as follows:

          (i) Pursuant to and in accordance with the Sales Agreement and a notice of direction from an officer of OMI substantially in the form of Exhibit PF attached hereto, on any Subsequent Transfer Date, the Trustee shall withdraw an amount equal to 100% of the Scheduled Principal Balance as of the related Subsequent Transfer Date of each Subsequent Asset transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of OMI with respect to such transfer and assignment.

          (ii) On each Subsequent Transfer Date, OMI shall sell to the Trustee, without recourse, the Subsequent Assets referred to on the related Exhibit PF pursuant to the provisions of Article II of the Standard Terms, and this Agreement. On each Subsequent Transfer Date Servicer shall execute and deliver a Servicer Custodial Certification pursuant to Section 2.02(b) of the Standard Terms, and the Trustee shall execute and deliver an Initial Certification pursuant to Section 2.03(c)(1) of the Standard Terms.

          (iii) On the last day of the Pre-Funding Period, the Trustee shall deposit into the Distribution Account any amounts then remaining in the Pre-Funding Account, net of investment earnings, which amounts shall be held uninvested in the Distribution Account and will be included in the Available Distribution Amount for the immediately following Distribution Date and distributed as an additional prepayment of principal to Certificateholders in accordance with the Remittance Report prepared by the Servicer then entitled to such distributions.

     (c) The Pre-Funding Account shall be part of the Trust, but not part of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC. The Trustee, on behalf of the Trust, shall be the legal owner of the Pre-Funding Account. OMI shall be the beneficial owner of the Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Pre-Funding Account to the Distribution Account. Funds in the Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments that mature no later than the Business Day prior to the next occurring Distribution Date. All amounts earned on deposits in the Pre-Funding Account shall be taxable to OMI. The Trustee shall release to OMI all investment earnings in the Pre-Funding Account on the Business Day immediately following the end of the Pre-Funding Period.

     (d) The Trustee shall clear and terminate the Pre-Funding Account upon the earlier to occur of (i) the Distribution Date immediately following the end of the Pre-Funding Period and (ii) the date on which an Event of Default occurs under this Agreement, with any amounts remaining on deposit therein being paid to the holders of Certificates then entitled to distributions in respect of principal. Withdrawals pursuant to clauses (b)(i)-(iii) and this clause (d) shall be treated as contributions of cash to the Pooling REMIC on the date of withdrawal.

     (e) Each Subsequent Asset acquired by the Trust with funds from the Pre-Funding Account shall be acquired pursuant to a fixed price contract within the meaning of I.R.C. (S)860G(a)(3)(A)(ii).

     Section 11. Capitalized Interest Account.
                 ----------------------------

     (a) On or before the Closing Date, the Trustee shall establish the Capitalized Interest Account, which must be an Eligible Account. The Capitalized Interest Account is to be held by and for the benefit of the Trustee on behalf of the Certificateholders, and shall be either in the Trustee's name or designated in a manner that reflects the custodial nature of the account and that all funds (including investment earnings thereon) in such account are held for the benefit of the Trustee.

     (b) On or before the Closing Date, OMI shall deposit $373,000 in the Capitalized Interest Account. After the Closing Date, OMI shall deposit additional amounts in the Capitalized Interest Account to the extent that, after the withdrawal and application of funds from the Capitalized Interest Account pursuant to this Section 11, any deficiency in the Available Distribution Amount remains. The Trustee shall, on the Business Day immediately preceding each Capitalized Interest Account Distribution Date, withdraw the Capitalized Interest Account Withdrawal Amount (as calculated by the Servicer and set forth in the related Remittance Report pursuant to Section 12(a)(ix) hereof), if any, from the Capitalized Interest Account for deposit in the Distribution Account in order to pay:

          (i) first, any deficiency in the Available Distribution Amount to pay the related Interest Distribution Amount and any related Carryover Interest Distribution Amount for the Class A Certificates for such Distribution Date,

          (ii) second, any deficiency in the Available Distribution Amount to pay the related Interest Distribution Amount and any related Carryover Interest Distribution Amount for the Class M-1 Certificates for such Distribution Date,

          (iii) third, any deficiency in the Available Distribution Amount to pay the related Interest Distribution Amount and any related Carryover Interest Distribution Amount for the Class M-2 Certificates for such Distribution Date,

          (iv) fourth, any deficiency in the Available Distribution Amount to pay the related Interest Distribution Amount and any related Carryover Interest Distribution Amount for the Class B-1 Certificates for such Distribution Date,

          (v) fifth, any deficiency in the Available Distribution Amount to pay the related Interest Distribution Amount and any related Carryover Interest Distribution Amount for the Class B-2 Certificates for such Distribution Date; and

          (vi) sixth, any deficiency in the Available Distribution Amount to pay the related Interest Distribution Amount and any related Carryover Interest Distribution Amount for the Class X Certificates for such Distribution Date.

     (c) The Capitalized Interest Account shall be part of the Trust, but not part of the Pooling REMIC, the Intermediate REMIC or the Issuing REMIC. The Trustee, on behalf of the Trust, shall be the legal owner of the Capitalized Interest Account. OMI shall be the beneficial owner of the Capitalized Interest Account, subject to the foregoing power of the Trustee to withdraw amounts from the Capitalized Interest Account. Funds in the Capitalized Interest Account shall, at the direction of the Servicer, be invested in Eligible Investments that mature no later than the Business Day prior to the related Capitalized Interest Account Distribution Date. All amounts earned on deposits in the Capitalized Interest Account shall be taxable to OMI. The Trustee shall release to OMI all investment earnings in the Capitalized Interest Account upon written notice from an officer of OMI to the Trustee that all of the Subsequent Assets have been transferred to the Trust. The Capitalized Interest Account shall be an "outside reserve fund" within the meaning of Treasury regulation ss. 1.806G-2(h). The owner of the Capitalized Interest Account for tax purposes shall be OMI. For all federal tax purposes, amounts transferred by any of the Pooling REMIC, the Intermediate REMIC, or the Issuing REMIC to the Capitalized Interest Account shall be treated as amounts distributed by the applicable REMIC to OMI.

     (d) The Trustee shall release to OMI all funds remaining in the Capitalized Interest Account on the Distribution Date immediately following the final transfer of Subsequent Assets to the Trust upon written notice from an officer of OMI to the Trustee (which may be contained in the Notice and Direction to the Trustee under Section 10(b)(i) hereof) that all of the Subsequent Assets have been transferred to the Trust.

     Section 12.  Remittance Reports.
                  ------------------

     (a) The Remittance Report for each Distribution Date shall identify the following items, in addition to the items specified in Section 4.01 of the Standard Terms:

         (i) the Interest Distribution Amount for each Class of the Certificates for such Distribution Date (which shall equal the Priority Interest Distribution Amount for the Corresponding Subaccount) and the Carryover Interest Distribution Amount, as well as any Writedown Interest Distribution Amount and any Carryover Writedown Interest Distribution Amount, for each Class of the Certificates for such Distribution Date, and the amount of interest of each such category to be distributed on each such Class based upon the Available Distribution Amount for such Distribution Date;

         (ii) the amount to be distributed on such Distribution Date on each Class of the Certificates to be applied to reduce the Certificate Principal Balance of such Class (which will be equal to the amount to be allocated on such Distribution Date on the Corresponding Subaccount to be applied to reduce the Subaccount Principal Balance of such Subaccount), separately identifying any portion of such amount attributable to any prepayments, the amount to be distributed to reduce the Principal Distribution Shortfall Carryover Amount on each such Class based upon the Available Distribution Amount for such Distribution Date and separately identifying any Accelerated Principal Distribution Amount to be distributed on the Certificates, the Current Overcollateralization Amount and the Target Overcollateralization Amount;

         (iii) the aggregate amount, if any, to be distributed on the Residual Certificates;

         (iv) the amount of any Writedown Amounts to be allocated to reduce the Certificate Principal Balance of any Class of Subordinated Certificates (which will be equal to the amount of any Writedown Amount to be allocated to the Corresponding Subaccount) on such Distribution Date;

         (v) the Certificate Principal Balance of each Class of the Certificates (which will be equal to the Subaccount Principal Balance of the Corresponding Subaccount) and the Adjusted Certificate Principal Balance of each Class of the Offered Subordinated Certificates (which will be equal to the Adjusted Subaccount Principal Balance of the Corresponding Subaccount) after giving effect to the distributions to be made (and any Writedown Amounts to be allocated) on such Distribution Date;

         (vi) the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Interest Distribution Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to the Priority Interest Distribution Amount and Carryover Interest Distribution Amount remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date;

         (vii) the aggregate Writedown Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Writedown Interest Distribution Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to such amounts remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date;

         (viii) the aggregate Principal Distribution Shortfall Carryover Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distributions to be made on such Distribution Date;

         (ix) the Pre-Funded Amount, if any, in the Pre-Funding Account on such Distribution Date, the amount of funds, if any, used to purchase Subsequent Assets during the Pre-Funding Period, the Capitalized Interest Account Withdrawal Amount, and the amount of funds, if any, allocated as a prepayment of principal at the end of the Pre-Funding Period;

         (x) the Class B-2 Certificateholders' Interest Carryover Amount in respect of the Class B-2 Certificates; and

         (xi) the amount of the Guarantee Payment Amount, if any, for such Distribution Date, the Aggregate amount of any unpaid Guarantee Payment Amounts for any previous Distribution Dates, and the Guaranteed Class B-2 Certificate Principal Balance immediately prior to such Distribution Date.

     In the case of information furnished pursuant to clauses (i), (ii) and
(iii) above, the amounts shall be expressed, with respect to any Class A, Class M or Class B Certificate, as a dollar amount per $1,000 denomination.

     (b) In addition to making available a copy of the related Remittance Report to each Certificateholder on each Distribution Date in accordance with Section
4.01 of the Standard Terms, on each Distribution Date, the Trustee shall make available a copy of the related Remittance Report to the Underwriters (to the attention of the person, if any, reported to the Trustee by the Underwriters).

     Section 13. Limited Right of Servicer to Retain Servicing Fees from
                 -------------------------------------------------------
Collections.
-----------

     The Servicer may retain its Servicing Fee and any other servicing compensation provided for herein and in the Standard Terms from gross interest collections on the Assets prior to depositing such collections into the Certificate Account; provided, however, that OAC as Servicer may only so retain its Servicing Fee in respect of a Distribution Date from gross interest collections on the Assets to the extent that the amounts on deposit in the Certificate Account and attributable to the Available Distribution Amount for such Distribution Date exceed the sum of all amounts to be allocated and distributed on such Distribution Date pursuant to clauses (i) through (xi) under
Section 5(b) hereof.

     Section 14. Determination of One-Month LIBOR.
                 --------------------------------

     (a) The Class A-1 Certificates will be entitled to receive on each Distribution Date interest distributions at the Pass-Through Rate for such Class as specified in Section 3 hereof.

     (b) With respect to the Class A-1 Certificates, One-Month LIBOR shall be determined as follows:

         For each Floating Rate Determination Date, the Servicer will determine the arithmetic mean of the London Interbank Offered Rate ("LIBOR") quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Interest Accrual Period for the Class A-1 Certificates on the basis of the Reference Banks' offered LIBOR quotations provided to the Servicer as of 11:00 a.m. (London time) for such Floating Rate Determination Date. As used herein with respect to a Floating Rate Determination Date, "Reference Banks" means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Screen US0001M Index Page for the Floating Rate Determination Date in question and (iii) which have been designated as such by the Servicer and are able and willing to provide such quotations to the Servicer for each Floating Rate Determination Date; and "Bloomberg Screen US0001M Index Page" means the display designated as page US0001M on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). If any Reference Bank should be removed from the Bloomberg Screen US0001M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the Servicer may, in its sole discretion, designate an alternative Reference Bank.

         For each Floating Rate Determination Date, One-Month LIBOR for the next succeeding Interest Accrual Period for the Class A-1 Certificates will be established by the Servicer as follows:

         (i) If, for any Floating Rate Determination Date, two or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen US0001M Index Page, One-Month LIBOR for the next Accrual Period for the Class A-1 Certificates will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places).

         (ii) If, for any Floating Rate Determination Date, only one or none of the Reference Banks provides such offered One-Month LIBOR quotations for the next applicable Interest Accrual Period, One-Month LIBOR for the next Accrual Period for the Class A-1 Certificates will be the higher of (x) One-Month LIBOR as determined for the previous Floating Rate Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum that the Servicer determines to be either (A) the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rate that New York City banks selected by the Servicer are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London Interbank market or (B) in the event that the Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Servicer are quoting on such Floating Rate Determination Date to leading European banks.

         (iii) If, for any Floating Rate Determination Date, the Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, One-Month LIBOR for the next applicable Interest Accrual Period will be One-Month LIBOR as determined for the previous Floating Rate Determination Date.

     Notwithstanding the foregoing, One-Month LIBOR for an Interest Accrual Period shall not be based on One-Month LIBOR for the previous Interest Accrual Period on the Class A-1 Certificates for two consecutive Floating Rate Determination Dates. If, under the priorities described above, One-Month LIBOR for an Interest Accrual Period on the Class A-1 Certificates would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the Servicer shall select an alternative index (over which the Servicer has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     The establishment of One-Month LIBOR (or an alternative index) by the Servicer and the Servicer's subsequent calculation of the Pass-Through Rate on the Class A-1 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     Section 15. REMIC Administration.
                 --------------------

     (a) For purposes of the REMIC Provisions, all of the Certificates (except the Residual Certificates) will be designated as the "regular interests" in the Issuing REMIC; provided, however, that the Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class B-2 Certificateholders' Interest Carryover Amounts. The Subaccounts will be designated as the "regular interests" in the Intermediate REMIC, and the Subsidiary Interests will be designated as the "regular interests" in the Pooling REMIC. The Class R Certificates represent beneficial ownership of the "residual interest" in each of the Issuing REMIC, the Intermediate REMIC and the Pooling REMIC and, following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) below, the Class R-1 Certificates will be designated as the "residual interest" in the Issuing REMIC, the Class R-2 Certificates will be designated as the "residual interest" in the Intermediate REMIC, and the Class R-3 Certificates will be designated as the "residual interest" in the Pooling REMIC.

     (b) Upon the request of any registered Holder of a Class R Certificate, the Trustee shall issue to such Holder three separately transferable, certificated and fully registered Certificates (a Class R-1 Certificate, a Class R-2 Certificate and a Class R-3 Certificate), in substantially the forms of Exhibit R-1, Exhibit R-2 and Exhibit R-3 attached hereto. In the event that the Class R Certificates are exchanged for separately transferable Class R-1, Class R-2 and Class R-3 Certificates: (1) the Class R-1 Certificates will be designated as the residual interest in the Issuing REMIC, (2) the Class R-2 Certificates will be designated as the residual interest in the Intermediate REMIC, (3) the Class R-3 Certificates will be designated as the residual interest in the Pooling REMIC, and (4) the restrictions on the transfer of a Residual Certificate provided in the Standard Terms will apply to each of the Class R-1, Class R-2 and the Class R-3 Certificates.

     Section 16. Optional Termination and Auction Call.
                 -------------------------------------

     (a) Section 9.01(b) of the Standard Terms is hereby amended by inserting "the earlier of (A)" after "(2)" and by inserting, "or (B) May 2010" at the end of the paragraph.

     (b) If the Servicer does not exercise its optional termination right as described in Section 9.01 of the Standard Terms within 90 days after it first becomes entitled to do so, the Trustee shall use commercially reasonable efforts to solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust from no fewer than two prospective purchasers that it believes to be Qualified Bidders. If OAC is then the Servicer of the Assets, the solicitation of bids shall be conditioned upon the continuation of OAC as the servicer of the Assets on terms and conditions substantially similar to those in the Pooling and Servicing Agreement, except that it shall not be required to pay Compensating Interest or make Advances.

     (c) If the Trustee receives bids from at least two Qualified Bidders and the net proceeds of the highest bid are equal to or greater than the Termination Price, the Trustee shall promptly advise the Servicer of the highest bid and the terms of purchase, and the Servicer shall have three Business Days, at its option, to match the terms of such bid. The Trustee shall thereafter sell the Assets, REO Properties and Repo Properties either (i) to the Servicer, if it shall so elect, or (ii) to the highest bidder, and in either case the Trustee shall distribute the net proceeds of such sale in redemption of the Certificates in compliance with Article IX of the Standard Terms and Section 5 hereof. Any such sale must also comply with the requirements applicable to a Terminating Purchase set forth in Section 9.02 of the Standard Terms.

     (d) Any costs incurred by the Trustee in connection with such sale (including without limitation any legal opinions or consents required by Section
9.02 of the Standard Terms) shall be deducted from the bid price of the Assets, REO Properties and Repo Properties in determining the net proceeds therefrom.

     (e) If the Trustee does not obtain bids from at least two Qualified Bidders, or does not receive a bid such that the net proceeds therefrom would at least equal the Termination Price, it shall not sell the Assets, REO Properties and Repo Properties, and shall thereafter have no obligation to attempt to sell same.

     (f) The Servicer shall cooperate with and provide necessary information to the Trustee in connection with any auction sale as described herein.

     Section 17. Concerning the Contract of Insurance Holder.
                 -------------------------------------------

     (a) Compliance with FHA Regulations and Filing of FHA Claims.

         (i) The Contract of Insurance Holder shall at all times be reflected as the lender of record solely for FHA regulatory purposes with respect to each FHA Asset and shall maintain its status as a HUD approved lender. To the extent applicable to the duties of the Contract of Insurance Holder hereunder, the Contract of Insurance Holder shall take or refrain from taking such actions as directed by the Claims Administrator, as necessary or appropriate to maintain FHA Insurance for the FHA Assets.

            (ii) As of the Closing Date and at all times thereafter, FHA Insurance will cover the FHA Assets. The Servicer and Claims Administrator, in each such capacity, covenants and agrees that it shall not take any action that would reduce or otherwise diminish the protection of the FHA Insurance. On or before March 1 of each year after the date of this Agreement, the Servicer shall submit to the Trustee a certification letter substantially in the form attached hereto as Exhibit SC.

            (iii) The Trustee hereby appoints the Claims Administrator to facilitate the servicing of FHA Assets. The Claim Administrator shall perform on behalf of the Contract of Insurance Holder the duties associated with the submission of FHA claims in connection with the FHA Insurance, except to the extent that certain documents must be signed by the Contract of Insurance Holder (in which case the Contract of Insurance Holder may appoint an attorney-in-fact to sign on its behalf) and shall not, in its capacity as Claims Administrator or as Servicer, take any action or omit to take any action that would cause the Contract of Insurance Holder to violate this Section 17 or otherwise fail to maintain valid FHA Insurance or cause any denial by FHA of an insurance claim.

            (iv) The Contract of Insurance Holder shall not be deemed to have violated this Section 17 and shall otherwise incur no liability hereunder if any failure to maintain valid FHA Insurance or to comply with FHA regulations requirements or any denial by FHA of an insurance claim shall have been caused by any act or omission of the Servicer or Claims Administrator in the performance of its duties hereunder.

            (v) No Certificateholder, by virtue of holding a Certificate that evidences a beneficial interest in any FHA Asset, shall have any right against FHA or HUD with respect to the FHA Insurance applicable to any FHA Asset, and each Certificateholder, by its acceptance of such Certificate, or any interest therein, shall be deemed to have agreed to the foregoing.

     (b)    Regarding the Contract of Insurance Holder, the Servicer and the
            Trustee.

            (i) The Contract of Insurance Holder, the Servicer and the Trustee (including any successor Trustee) shall at all times be approved by HUD as Title I lender. The Contract of Insurance Holder shall not resign from the obligations and duties imposed on it by this Agreement as Contract of Insurance Holder except upon a determination that by reason of a change in legal requirements or requirements imposed by the FHA (including, without limitation, loss of its status as a HUD approved lender) the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or FHA imposed requirements in a manner which would result in a material adverse effect on the Contract of Insurance Holder or cause it to become ineligible to hold the FHA Insurance. Any such determination permitting the resignation of the Contract of Insurance Holder shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee. Upon receiving such notice of resignation, the FHA Insurance shall be transferred to a qualified successor appointed by the Servicer (which qualified successor must be a HUD approved Title I lender) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Contract of Insurance Holder and one copy to the successor contract of insurance holder.

            (ii) If at any time the Contract of Insurance Holder shall become incapable of acting, or shall fail to perform its obligations hereunder or shall be adjudged as bankrupt or insolvent, or a receiver of the Contract of Insurance Holder or of its property shall be appointed, or any public officer shall take charge or control of the Contract of Insurance Holder or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or the Contract of Insurance Holder shall fail to be "well capitalized" within the meaning of the Federal Deposit Insurance Act and the regulations thereunder, then, in any such case the Servicer shall remove the Contract of Insurance Holder and appoint a successor contract of insurance holder (which successor must be a HUD approved lender) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Contract of Insurance Holder so removed and one copy to the successor contract of insurance holder. Upon removal of the Contract of Insurance Holder, the outgoing Contract of Insurance Holder shall take all action required to maintain the benefits of the FHA Insurance; provided that, if the Contract of Insurance Holder is removed because it has failed to be "well capitalized" as provided in the preceding sentence, the Depositor and Servicer each shall bear the expenses incurred in connection with such transfer.

            (iii) Any resignation or removal of the Contract of Insurance Holder and appointment of a successor contract of insurance holder pursuant to any of the provisions of this Section 17 shall become effective upon acceptance of appointment by the successor contract of insurance holder.

            (iv) The Servicer shall be liable for and shall indemnify, defend and hold harmless the Trustee and the Contract of Insurance Holder and its officers, directors, employees, representatives and agents, from and against and reimburse the Trustee and the Contract of Insurance Holder for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Trustee and the Contract of Insurance Holder directly or indirectly relating to, or arising from, claims against the Trustee and the Contract of Insurance Holder by reason of its participation in the transactions contemplated under this Section 17 and in connection with the FHA Asset, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs, except to the extent caused by the Trustee's or the Contract of Insurance Holder's gross negligence or willful misconduct. The provisions of this Section 17(b)(4) shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee or the Contract of Insurance Holder.

     Section 18.       Voting Rights.
                       -------------

     The Voting Rights applicable to the Certificates shall be allocated 0.5% to the Class R Certificates, 0.5% to the Class X Certificates, 1.0% to the Class A-IO Certificates, and 98% to the other Certificates in proportion with their respective Certificate Principal Balance; provided, however, that the Class B-2 Certificates, the Class X Certificates and the Class R Certificates shall not be entitled to any voting rights in respect of any matter concerning the resignation, termination, appointment or any other matters in respect of the service or duties of the Trustee.

     Section 19.       Trustee Certification.
                       ---------------------

     Section 2.03(c)(1)(C) of the Standard Terms is hereby amended by inserting "(other than the Cut-off Date Principal Balance and the original Mortgage Loan-to-Value Ratio of each Mortgage Loan)" after "Mortgage Loan Schedule."

     Section 20.       Amendments to the Standard Terms
                       --------------------------------

     (a) Section 1.01 of the Standard Terms, the definition of "Business Day" is hereby amended by replacing "the Trustee's Corporate Trust Office is" with "the Servicer's offices or the Trustee's Corporate Trust Office are."

     (b) Section 1.01 of the Standard Terms, the definition of "OAC" is hereby amended by replacing "a North Carolina corporation" with "LLC, a Delaware limited liability company."

     (c) Section 1.01 of the Standard Terms, the definition of "Trustee Mortgage Loan File" is hereby amended by adding after "Documents" the following: "except proof of maintenance of a Standard Hazard Insurance Policy (and a flood insurance policy, if applicable) as to the related Mortgaged Property."

     (d) Section 3.04 of the Standard Terms is hereby amended by adding a new subsection (f) as follows:

     Section 3.04(f).  Advance Facility.

        (1) The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility"), the documentation for which complies with Section 3.04(f)(5) below, under which (1) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all P&I Advances and/or Servicing Advances to a special-purpose bankruptcy-remote entity (an "SPV"), which in turn, directly or through other assignees and/or pledgees, assigns or pledges such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person, an "Advance Financing Person"), and/or (2) an Advance Financing Person agrees to fund some or all P&I Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Trustee, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund P&I Advances and/or Servicing Advances on the Servicer's behalf, the Servicer shall remain obligated pursuant to this Agreement to make

P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility. If the Servicer enters into an Advance Facility, and for so long as an Advance Financing Person remains entitled to receive reimbursement for any P&I Advances or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for P&I Advances and/or Servicing Advances, as applicable, pursuant to Sections 3.04(b), 3.04(c), and/or 3.07(a) of this Agreement, but instead the Servicer's assignee and designee (the "Servicer's Assignee") shall have the right to withdraw from the Certificate Account collections that the Servicer would otherwise have the right to withdraw from the Certificate Account, pursuant to Section 3.07(a)(1) of this Agreement, amounts available to reimburse previously unreimbursed P&I Advances ("P&I Advance Reimbursement Amounts") and/or previously unreimbursed Servicing Advances ("Servicing Advance Reimbursement Amounts" and together with P&I Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Advance is included in the Advance Facility). Notwithstanding anything to the contrary herein, in no event shall P&I Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the "Available Distribution" or distributed to Certificateholders. In addition, the Trustee shall remit Reimbursement Amounts which are deposited into the Distribution Account for a Series pursuant to Section 4.03(2).

     (2) If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Trustee a written notice of the existence of such Advance Facility (an "Advance Facility Notice"), stating the identity of the Advance Financing Person and the related Servicer's Assignee, and specifying what P&I Advances and/or Servicing Advances are covered by the Advance Facility. An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advance Financing Person.

     (3) Reimbursement Amounts shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Assets for which the Servicer would be permitted to reimburse itself in accordance with Sections 3.04(b), 3.04(c), and/or 3.07(a) hereof, assuming the Servicer had made the related P&I Advance(s) and/or Servicing Advance(s).

     (4) An Advance Financing Person who receives an assignment or pledge of rights to receive Reimbursement Amounts and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of Section 6.07 hereof.

     (5) The documentation establishing any Advance Facility shall require that Reimbursement Amounts distributed with respect to each Series be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Series on a "first-in, first out" ("FIFO") basis. In the event that, as a result of this FIFO allocation, some or all of a Reimbursement Amount for a Series relates to P&I Advances or Servicing Advances that were made by a Person other than Oakwood Acceptance Corporation, LLC (successor by merger to Oakwood Acceptance

Corporation) or the Advance Financing Person, then the Servicer's Assignee shall be required to remit any portion of such Reimbursement Amount to each person entitled to such portion of such Reimbursement Amount. At any time when the Advance Financing Person shall have ceased funding P&I Advances and/or Servicing Advances (as the case may be) with respect to a Series, and the Servicer's Assignee shall have withdrawn from the related Certificate Account Reimbursement Amounts sufficient to reimburse all P&I Advances and/or Servicing Advances (as the case may be), the right to reimbursement for which were assigned to the Servicer's Assignee, then the Servicer's Assignee and the Advance Financing Person and the Servicer shall deliver a written notice to the Trustee terminating the Advance Facility Notice with respect to the Series, whereupon the Servicer shall again be entitled to withdraw the related Reimbursement Amounts from the Certificate Account pursuant to Section 3.07(a)(1). Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all P&I Advances and Servicing Advances funded by the Servicer to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advance Financing Person or related Servicer's Assignee. By way of illustration, and not by way of limiting the generality of the foregoing, if a Servicer who is a party to an Advance Facility resigns or is terminated, and is replaced by a successor Servicer, and the successor Servicer directly funds P&I Advances or Servicing Advances with respect to a Series and does not assign or pledge the related Reimbursement Amounts to the Advance Financing Person, then after all Reimbursement Amounts attributable to such Series that are owed to the predecessor Servicer and the Advance Financing Person, which were made prior to any Advances made by the successor Servicer, have been reimbursed in full, then the successor Servicer shall be entitled to receive all Reimbursement Amounts subsequently collected with respect to that Series.

     (6) The parties hereto acknowledge that Oakwood Acceptance Corporation, LLC (successor by merger to Oakwood Acceptance Corporation) as Servicer, has assigned, conveyed and transferred all of its rights to reimbursement, pursuant to Sections 3.04(b), 3.04(c), 3.07(a)(1) and 4.03(2) hereof, in respect of now existing outstanding P&I Advances and, to the extent described in the P&I Advance Facility Indenture referred to below, P&I Advances that may be disbursed by the Servicer in the future, to Oakwood Advance Receivables Company, L.L.C. (the "Advance SPV"). The Advance SPV is the Servicer's Assignee with respect to this Advance Facility, and shall be entitled to withdraw P&I Advance Reimbursement Amounts from the Certificate Account pursuant to this Section 3.04(f) and Section 3.07(a)(1). The Advance SPV shall remit P&I Advance Reimbursement Amounts that it withdraws from the Certificate Account, subject to
Section 3.04(f)(5) above, to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "P&I Advance Facility Trustee") under the Indenture (the "P&I Advance Facility Indenture"), dated as of September 28, 2001, by and among the Advance SPV, as issuer, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee, calculating agent and paying agent, and Oakwood Acceptance Corporation, LLC (successor by merger to Oakwood Acceptance Corporation) as REMIC Servicer. The P&I Advance Facility Trustee is the Advance SPV's pledgee with respect to the right to be reimbursed for such P&I Advances, and is the "Advance Financing Person" for purposes of the other provisions of this Section 3.04(f) with respect to the Advance Facility described in this subsection (f). The parties hereto further agree that any rights of set-off that the Trust may otherwise have against Oakwood Acceptance Corporation, LLC (successor by merger to Oakwood Acceptance Corporation) or the Servicer hereunder shall not attach to any rights to be reimbursed for P&I Advances that have been sold, transferred, conveyed and otherwise assigned to the Advance SPV. The parties hereto further covenant and agree that this Subsection 3.04(f)(6) may not be amended or otherwise modified without the prior written consent of 100% of the holders of the notes issued pursuant to the P&I Advance Facility Indenture, unless and until such notes shall have been paid in full or the P&I Advance Facility Indenture shall have been discharged and terminated.

     (e) Subsection 3.07(a)(1) of the Standard Terms is hereby deleted and replaced in its entirety with the following:

          (1) to reimburse itself for any Advances previously made, which Advances remain unreimbursed, pursuant to the provisions of Section 3.04(c) (including, without limitation, if such Advances have been determined by the Servicer to have become Non-Recoverable Advances, out of any funds on deposit in the Certificate Account);

     (f) Subsection 3.07(c) of the Standard Terms is hereby amended by adding as the last sentence of the subsection: "Any Early Payments used by the Servicer to cover delinquencies shall be replaced by the Servicer or from Early Payments when they become part of the Available Distribution Amount."

     (g) Section 3.11 of the Standard Terms is hereby amended by adding "(a)" before the first paragraph and adding as a second paragraph the following:

          (b) Neither OMI nor the Trust shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Trustee. Before effecting such change, each of OMI or the Trust proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by the Pooling and Servicing Agreement, each of OMI and the Trust authorizes its immediate or mediate transferee, including the Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings necessary to comply with this Section 3.11(b).

     (h) Subsection 4.03(2) of the Standard Terms is hereby deleted and replaced in its entirety with the following:

          (2) without duplication, to reimburse the Servicer or pay to the Servicer's Assignee, as appropriate, from any amounts on deposit in the Distribution Account for any Advance previously made which has become a Non-Recoverable Advance, and to reimburse the Servicer or pay to the Servicer's Assignee, as appropriate, for any other Advance pursuant to the provisions of Section 3.04(c), to the extent not previously withdrawn from the Certificate Account by the Servicer or the Servicer's Assignee;

     (i) Section 5.06 of the Standard Terms is hereby amended by (1) adding "Except for the Class A-1 Certificates," before "Certificates," and (2) adding as the last sentence of the section: "The Class A-1 Certificates shall accrue interest at the applicable Pass-Through Rate on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Accrual Period."

     Section 21. Governing Law.
                 -------------

     The Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina applicable to agreements made and to be performed therein, except that the rights, duties, immunities and indemnities of the Trustee shall be construed in accordance with and governed by the laws of the State of New York. The parties hereto agree to submit to the personal jurisdiction of all federal and state courts sitting in the State of North Carolina and hereby irrevocably waive any objection to such jurisdiction. In addition, the parties hereto hereby irrevocably waive any objection that they may have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any federal or state court sitting in the State of North Carolina, and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     Section 22. Forms of Certificates.
                 ---------------------

     Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the related form attached hereto, as set forth in the Index to Schedules and Exhibits attached hereto.

     Section 23. Counterparts.
                 ------------

     This Pooling and Servicing Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     Section 24. Entire Agreement.
                 ----------------

     This Pooling and Servicing Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, OMI, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

                             OAKWOOD MORTGAGE INVESTORS, INC.

                             By:     /s/ Dennis W. Hazelrigg
                                 -----------------------------------------------
                                 Name:  Dennis W. Hazelrigg
                                 Title: President

                             OAKWOOD ACCEPTANCE CORPORATION, LLC

                             By:     /s/ Douglas R. Muir
                                 -----------------------------------------------
                                 Name:  Douglas R. Muir
                                 Title: Vice President

                             JPMORGAN CHASE BANK,
                             as Trustee and as Contract of Insurance Holder


                             By:     /s/ Kevin Crombie
                                 -----------------------------------------------
                                 Name:  Kevin Crombie
                                 Title: Assistant Vice President

                   [Pooling and Servicing Agreement - 2002-B]

STATE OF ARIZONA          )
                          ) s.
COUNTY OF MARICOPA        )

     The foregoing instrument was acknowledged before me in the County of Maricopa this 29/th/ day of May, 2002 by Dennis W. Hazelrigg, President of Oakwood Mortgage Investors, Inc., a Nevada corporation, on behalf of the corporation.


                                                /s/ Patti S. Ringler
                                     -------------------------------------------
                                                Notary Public

My Commission expires:  November 14, 2004
                        -----------------

                   [Pooling and Servicing Agreement - 2002-B]

STATE OF NORTH CAROLINA   )
                          ) s.
COUNTY OF GUILFORD        )

     The foregoing instrument was acknowledged before me in the County of Guilford this 29/th/ day of May, 2002 by Douglas R. Muir, Vice President of Oakwood Acceptance Corporation, LLC, a Delaware limited liability company (as successor to Oakwood Acceptance Corporation, a North Carolina corporation), on behalf of the company.

                                                      /s/ Dena E. Bailey
                                             -----------------------------------
                                                      Notary Public

My Commission expires:  November 30, 2005
                        -----------------

                   [Pooling and Servicing Agreement - 2002-B]

STATE OF NEW YORK         )
                          )  s.
CITY OF NEW YORK          )


     The foregoing instrument was acknowledged before me in the City of New York, this 31/st/ day of May, 2002 by Kevin Crombie, Assistant Vice President of JPMorgan Chase Bank, a New York banking corporation, on behalf of the corporation.

                                                     /s/ Jonathan P. Ravens
                                             -----------------------------------
                                                     Notary Public

My Commission expires:  August 7, 2002

                   [Pooling and Servicing Agreement - 2002-B]

                         INDEX TO SCHEDULES AND EXHIBITS

Schedule IA       Initial Contract Schedule
Schedule IB       Initial Mortgage Loan Schedule
Schedule IIA      Subsequent Contract Schedule
Schedule IIB      Subsequent Mortgage Loan Schedule
Schedule IIIA     Reacquired Assets
Schedule IIIB     Daiwa Assets
Schedule IV       Class A-IO Scheduled Notional Principal Balance Schedule

Exhibit A-1       Form of Class A-1 Certificate
Exhibit A-2       Form of Class A-2 Certificate
Exhibit A-3       Form of Class A-3 Certificate
Exhibit A-4       Form of Class A-4 Certificate
Exhibit A-IO      Form of Class A-IO Certificate
Exhibit M-1       Form of Class M-1 Certificate
Exhibit M-2       Form of Class M-2 Certificate
Exhibit B-1       Form of Class B-1 Certificate
Exhibit B-2       Form of Class B-2 Certificate
Exhibit X         Form of Class X Certificate
Exhibit R         Form of Class R Certificate
Exhibit PF        Form of Notice and Direction to Trustee under Section 10(b)(1)
Exhibit SC        Form of Servicer Certification Letter

                                                                     SCHEDULE IA



                            Initial Contract Schedule


                         [On File at Hunton & Williams]

                                  Schedule IA-1

                                                                     SCHEDULE IB



                         Initial Mortgage Loan Schedule


                         [On File at Hunton & Williams]

                                  Schedule IB-1

                                                                    SCHEDULE IIA



                          Subsequent Contract Schedule

                                 Schedule IIA-2

                                                                    SCHEDULE IIB

                        Subsequent Mortgage Loan Schedule

                                 Schedule IIB-1

                                                                   SCHEDULE IIIA

                                Reacquired Assets

                         [On File at Hunton & Williams]

                                Schedule IIIA-1

                                                                   SCHEDULE IIIB

                                  Daiwa Assets

                         [On File at Hunton & Williams]

                                Schedule IIIB-1

                                                                     SCHEDULE IV

           Class A-IO Certificate Notional Principal Balance Schedule

Distribution                Notional      Distribution            Notional       Distribution             Notional
   Date                     Balance          Date                 Balance           Date                  Balance
   ----                     -------          ----                 -------           ----                  -------
June 2002                $60,800,000     February 2005         $43,700,000      October 2007           $28,600,000
July 2002                 60,800,000     March 2005             42,100,000      November 2007           28,600,000
August 2002               60,800,000     April 2005             42,100,000      December 2007           27,500,000
September 2002            59,300,000     May 2005               42,100,000      January 2008            27,500,000
October 2002              59,300,000     June 2005              40,600,000      February 2008           27,500,000
November 2002             59,300,000     July 2005              40,600,000      March 2008              26,600,000
December 2002             57,600,000     August 2005            40,600,000      April 2008              26,600,000
January 2003              57,600,000     September 2005         39,000,000      May 2008                26,600,000
February 2003             57,600,000     October 2005           39,000,000      June 2008               25,600,000
March 2003                55,900,000     November 2005          39,000,000      July 2008               25,600,000
April 2003                55,900,000     December 2005          37,600,000      August 2008             25,600,000
May 2003                  55,900,000     January 2006           37,600,000      September 2008          24,700,000
June 2003                 54,200,000     February 2006          37,600,000      October 2008            24,700,000
July 2003                 54,200,000     March 2006             36,200,000      November 2008           24,700,000
August 2003               54,200,000     April 2006             36,200,000      December 2008           23,800,000
September 2003            52,500,000     May 2006               36,200,000      January 2009            23,800,000
October 2003              52,500,000     June 2006              34,800,000      February 2009           23,800,000
November 2003             52,500,000     July 2006              34,800,000      March 2009              23,000,000
December 2003             50,700,000     August 2006            34,800,000      April 2009              23,000,000
January 2004              50,700,000     September 2006         33,500,000      May 2009                23,000,000
February 2004             50,700,000     October 2006           33,500,000      June 2009               22,100,000
March 2004                48,900,000     November 2006          33,500,000      July 2009               22,100,000
April 2004                48,900,000     December 2006          32,200,000      August 2009             22,100,000
May 2004                  48,900,000     January 2007           32,200,000      September 2009          21,300,000
June 2004                 47,100,000     February 2007          32,200,000      October 2009            21,300,000
July 2004                 47,100,000     March 2007             31,000,000      November 2009           21,300,000
August 2004               47,100,000     April 2007             31,000,000      December 2009           20,600,000
September 2004            45,400,000     May 2007               31,000,000      January 2010            20,600,000
October 2004              45,400,000     June 2007              29,700,000      February 2010           20,600,000
November 2004             45,400,000     July 2007              29,700,000      March 2010              19,800,000
December 2004             43,700,000     August 2007            29,700,000      April 2010              19,800,000
January 2005              43,700,000     September 2007         28,600,000      May 2010                19,800,000

                                 Schedule IV-1

                                                                      EXHIBIT PF

         Form of Notice and Direction to Trustee under Section 10(b)(i)

                                   __________
                                      date

JPMorgan Chase Bank,
as Trustee
450 West 33/rd/ Street
New York, New York 10006

                 Oakwood Mortgage Investors, Inc., Series 2002-B
               Notification and Direction to the Trustee Regarding
                   Transfer of Subsequent Assets to the Trust
                   ------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 10(b)(i) of the Pooling and Servicing Agreement, dated as of May 1, 2002, by and among Oakwood Mortgage Investors, Inc., a Nevada corporation ("OMI"), Oakwood Acceptance Corporation, LLC, a Delaware limited liability company, and JPMorgan Chase Bank, as Trustee (the "Trustee"), the undersigned hereby notify and direct you, as Trustee, that on ___________, 2002 (the "Subsequent Transfer Date") OMI will transfer to the Trustee on behalf of the Trust the additional assets identified on Schedule A attached hereto (the "Subsequent Assets") with a principal balance as of the Subsequent Transfer Date of $______________ (the "Subsequent Asset Balance"). In consideration for the delivery by OMI to the Trust of the Subsequent Assets, the undersigned hereby direct you to withdraw an amount from the Pre-Funding Account equal to the Subsequent Asset Balance on the Subsequent Asset Transfer Date and pay such amount to or upon the order of OMI with respect to this transfer and assignment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

                                        OAKWOOD MORTGAGE INVESTORS, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                  Exhibit PF-1

                                                                      Exhibit SC

                      Form of Servicer Certification Letter

                                   __________
                                      date

JPMorgan Chase Bank,
as Trustee
450 West 33/rd/ Street
New York, New York 10006


                 Oakwood Mortgage Investors, Inc., Series 2002-B
               Notification and Direction to the Trustee Regarding
                   Transfer of Subsequent Assets to the Trust
                   ------------------------------------------

Ladies and Gentlemen:

     For the year ending on December 31, 20__ and in accordance with Section 17(a)(ii) of the Pooling and Servicing Agreement, dated as of May 1, 2002, by and among Oakwood Mortgage Investors, Inc., a Nevada corporation ("OMI"), Oakwood Acceptance Corporation, LLC, a Delaware limited liability company, and JPMorgan Chase Bank, as Trustee (the "Trustee"), we hereby certify the following matters concerning the following matters for the Oakwood Mortgage Investors, Inc., Senior/Subordinated Pass-Through Certificates, Series 2002-B, that we service for JPMorgan Chase Bank:

     1. Taxes, MIP and Insurance premiums and reserve for replacement repayments have been properly collected and applied in accordance with the mortgage, regulatory agreement and other appropriate documents.

     2.   Property Insurance is at FHA required levels and is in full force.

     3. All payments due under the terms of the mortgage have been properly collected and applied to a Custodial Account titled ("Servicer" in trust for JPMorgan Chase Bank and name of the specific mortgagor). Enclose a copy of the most recent bank statement for the account.

     4. Our servicer's fidelity bond and errors and omissions insurance are current and comply with the requirements of the insurance. Attached is a copy of the c urrent binder.

     5. Our qualification as a FHA approved Mortgagee is in full force and effect.

     6. An annual property inspection has been completed for the year ending December 31, 20__ and is attached.

                                  Exhibit SC-1

     7. All U.C.C.s required under the terms of the mortgage loan documents are current.

                                      Oakwood Acceptance Corporation, LLC


                                      By: ____________________________________
                                          Name:
                                          Title:

                                  Exhibit SC-2